SEASONS SERIES TRUST

SA Multi-Managed Income/Equity Portfolio

21650 Oxnard Street, Suite 750

Woodland Hills, California 91367

(800-445-7862)

December 17, 2024

Dear Contract Owner:

We are writing to inform you of an important matter concerning your investment in the SA Multi-Managed Income/Equity Portfolio (the “Multi-Managed Income/Equity Portfolio” or the “Target Portfolio”), a series of Seasons Series Trust (the “Trust”).

At a meeting held on December 11, 2024, the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), on behalf of the Target Portfolio, approved a reorganization pursuant to which the Target Portfolio will be reorganized with and into the SA Allocation Moderate Portfolio, a series of the Trust (the “Allocation Moderate Portfolio” and together with the Multi-Managed Income/Equity Portfolio, the “Portfolios” and each, a “Portfolio”). Shareholders were first notified of the reorganization on December 13, 2024 in a supplement to the Target Portfolio’s then effective Prospectus and Summary Prospectus.

In approving the reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the reorganization is in the best interests of each Portfolio; and (ii) the interests of the shareholders of each Portfolio will not be diluted as a result of the reorganization. In the reorganization, your Class 1, Class 2 and Class 3 Shares of the Multi-Managed Income/Equity Portfolio would be exchanged for Class 1, Class 1 and Class 3 Shares, respectively, of the Allocation Moderate Portfolio with the same aggregate net asset value of the Multi-Managed Income/Equity Portfolio shares that you currently hold. It is currently anticipated that the reorganization will be effected on a tax-free basis for federal income tax purposes.

SunAmerica Asset Management, LLC (“SunAmerica”), each Portfolio’s investment adviser, believes that shareholders of each Portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Portfolios’ assets in the reorganization, than by continuing to operate the Portfolios separately. SunAmerica further believes that it is in the best interests of the Target Portfolio to combine the Target Portfolio’s assets with a fund with a lower expense structure. SunAmerica believes that the Allocation Moderate Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the Target Portfolio.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ALLOCATION MODERATE PORTFOLIO IN EXCHANGE FOR YOUR SHARES OF THE TARGET PORTFOLIO AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

If you have any questions regarding the attached Combined Information Statement/Prospectus or other materials, please contact SunAmerica at 1-800-445-7862.

Sincerely,

/s/ John T. Genoy

John T. Genoy
President
SunAmerica Asset Management, LLC

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Information Statement/Prospectus. For your convenience, we have provided a brief overview of certain information related to the Reorganization (as defined below).

Q:	What is happening?

A:

The SA Multi-Managed Income/Equity Portfolio (the “Multi-Managed Income/Equity Portfolio” or the “Target Portfolio”), a series of Seasons Series Trust (the “Trust”), will be reorganizing into the SA Allocation Moderate Portfolio (the “Allocation Moderate Portfolio” or the “Acquiring Portfolio” and together with the Target Portfolio, the “Portfolios” and each, a “Portfolio”), a series of the Trust, pursuant to an agreement and plan of reorganization (the “Reorganization”).

Although you are not directly a shareholder of the Target Portfolio, but rather the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC” and collectively with USL and AGL, the “Life Companies”) (the “Separate Accounts”), we refer to Contract Owners as “shareholders.”

Upon completion of the Reorganization, shares of the Multi-Managed Income/Equity Portfolio will be exchanged for shares of the Allocation Moderate Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolios’ shares. Your “Variable Contract” will be credited with shares of the Allocation Moderate Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Multi-Managed Income/Equity Portfolio held under your Variable Contract on that date. After such date, the Multi-Managed Income/Equity Portfolio will be terminated as a series of the Trust. Please refer to the Combined Information Statement/Prospectus for a detailed explanation of the Reorganization and for a more complete description of the Allocation Moderate Portfolio.

Q:	Why did the Board of Trustees approve the Reorganization?

A:

After careful consideration, the Board of Trustees of the Trust (the “Board of Trustees”) has determined that the Reorganization is in the best interests of the Multi-Managed Income/Equity Portfolio and that the Multi-Managed Income/Equity Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The Board of Trustees has determined that shareholders of the Multi-Managed Income/Equity Portfolio may benefit from the following:

(i) Shareholders of each Portfolio will remain invested in a diversified, open-end fund that provides exposure to fixed income and equity securities and has higher net assets;

(ii) The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fund costs, such as printing shareholder reports and prospectuses, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund);

(iii) The combined fund will have projected total annual fund operating expenses that are expected to be below those of the Multi-Managed Income/Equity Portfolio prior to the Reorganization;

(iv) The combined fund will have a lower management fee rate as compared to the management fee rate of the Multi-Managed Income/Equity Portfolio; and

(v) Shareholders of the Multi-Managed Income/Equity Portfolio will be invested in a fund that has a better long-term performance history, despite not having better performance over the most recent 1-year period.

Q:	How will the Reorganization affect me?

A:

In the Reorganization, substantially all of the assets and liabilities of the Multi-Managed Income/Equity Portfolio will be combined with, those of the Allocation Moderate Portfolio. Shares of the Multi-Managed Income/Equity Portfolio will be exchanged for shares of the Allocation Moderate Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolios’ shares. Your Variable Contract value immediately before the Reorganization will be the same as your Variable Contract value immediately following completion of the Reorganization; however, you will no longer own shares of the Multi-Managed Income/Equity Portfolio but will own shares of the Allocation Moderate Portfolio. After the completion of the Reorganization, you will own a smaller percentage of the Allocation Moderate Portfolio than you did of the Multi-Managed Income/Equity Portfolio because the Allocation Moderate Portfolio is significantly larger than the Multi-Managed Income/Equity Portfolio.

Q:	In the Reorganization, will I receive the same class of shares of the Allocation Moderate Portfolio as the shares of the Multi-Managed Income/Equity Portfolio that I now hold?

A:

Not necessarily. If you hold Class 1 or Class 3 Shares of the Multi-Managed Income/Equity Portfolio, you will receive the same class of shares in the Allocation Moderate Portfolio. If you hold Class 2 Shares of the Multi-Managed Income/Equity Portfolio, you will receive Class 1 Shares of the Allocation Moderate Portfolio. Class 2 Shares of the Multi-Managed Income/Equity Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such class of shares. Class 1 Shares of the Allocation Moderate Portfolio are not subject to a Rule 12b-1 Plan or service fees.

Q:	Will I own the same number of shares of the Allocation Moderate Portfolio as I currently own of my Multi-Managed Income/Equity Portfolio?

A:

No. However, you will receive shares of the Allocation Moderate Portfolio with the same aggregate net asset value as the shares of the Multi-Managed Income/Equity Portfolio you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the Allocation Moderate Portfolio is lower than the net asset value of the corresponding share class of the Multi-Managed Income/Equity Portfolio, you will receive a greater number of shares of the Allocation Moderate Portfolio in the Reorganization than you held in the Multi-Managed Income/Equity Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the Allocation Moderate Portfolio is higher than the net asset value of the corresponding share class of the Multi-Managed Income/Equity Portfolio, you will receive fewer shares of the Allocation Moderate Portfolio in the Reorganization than you held in the Multi-Managed Income/Equity Portfolio before the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:

Your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Allocation Moderate Portfolio, which is a separate series of the Trust. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the Allocation Moderate Portfolio once the Reorganization is completed?

A:

As you know, the Multi-Managed Income/Equity Portfolio is advised by SunAmerica Asset Management, LLC (“SunAmerica”). The Allocation Moderate Portfolio is also advised by SunAmerica and will continue to be advised by SunAmerica once the Reorganization is completed. The subadvisers for the Multi-Managed Income/Equity Portfolio are Morgan Stanley Investment Management Inc. (“MSIM”) and Wellington Management Company LLP (“Wellington”, and together with MSIM, the “Subadvisers” and each, a “Subadviser”). The Allocation Moderate Portfolio does not have any subadvisers.

Q:	How will the Reorganization affect Portfolio expenses?

A:

Following the Reorganization, the Allocation Moderate Portfolio’s projected total annual operating expenses are expected to be below those of the Multi-Managed Income/Equity Portfolio with respect to each class of shares.

Q:	What will I have to do to open an account in the Allocation Moderate Portfolio? What happens to my account in the Reorganization?

A:

In the Reorganization, your shares automatically will be converted into shares of the Allocation Moderate Portfolio on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. If you hold Class 1 or Class 3 Shares of the Multi-Managed Income/Equity Portfolio, you will receive the same class of shares of the Allocation Moderate Portfolio as you currently hold of the Multi-Managed Income/Equity Portfolio. If you hold Class 2 Shares of the Multi-Managed Income/Equity Portfolio, you will receive Class 1 Shares of the Allocation Moderate Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

SunAmerica has reviewed the portfolio holdings of the Multi-Managed Income/Equity Portfolio. SunAmerica anticipates, based on this review, the disposition of substantially all of the holdings of the Multi-Managed Income/Equity Portfolio (approximately 100%) in connection with the Reorganization, all of which are expected to be disposed of immediately prior to the Reorganization. The extent of these anticipated sales is primarily due to the differences in implementing the principal investment strategies employed by the Portfolios. The Multi-Managed Income/Equity Portfolio will pay the transaction costs relating to the realignment of its portfolio that occurs prior to the Reorganization and may deviate from its principal investment strategies during this period. With respect to transaction costs relating to any realignment of Target Portfolio portfolio securities that occurs immediately following the Reorganization, these costs will be borne by shareholders of the combined fund. SunAmerica has estimated that the brokerage commissions and transaction costs relating to the realignment of the Multi-Managed Income/Equity Portfolio will be approximately $31,600 (which would be $0.007 per share).

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Multi-Managed Income/Equity Portfolio’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Multi-Managed Income/Equity Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract Owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Variable Contracts.

Q:	Who will pay for the Reorganization?

A:

It is currently estimated that the total expenses of the Reorganization will be approximately $164,000. SunAmerica and the Target Portfolio will split such expenses evenly, resulting in the Target Portfolio paying approximately $82,000 in expenses. However, SunAmerica or its affiliates will not pay any transaction costs relating to the sale of the Target Portfolio’s portfolio securities prior to or after the closing of the Reorganization. Please refer to “Information About the Reorganization – Expenses of the Reorganization” for additional information about the expenses associated with the Reorganization.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the second quarter of 2025.

Q:	Whom do I contact if I have questions?

A:	Please call SunAmerica at 1-800-445-7862.

Important additional information about the Reorganization is set forth in the accompanying Combined Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

SEASONS SERIES TRUST

SA Multi-Managed Income/Equity Portfolio

SA Allocation Moderate Portfolio

21650 Oxnard Street, Suite 750

Woodland Hills, California 91367

(800-445-7862)

This Combined Information Statement/Prospectus is furnished to you as a shareholder of the SA Multi-Managed Income/Equity Portfolio (the “Multi-Managed Income/Equity Portfolio” or the “Target Portfolio”), a series of Seasons Series Trust, a Massachusetts business trust (the “Trust”).

At a meeting held on December 11, 2024, the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), on behalf of the Target Portfolio, approved a reorganization (the “Reorganization”) pursuant to which the Multi-Managed Income/Equity Portfolio will be reorganized with and into the SA Allocation Moderate Portfolio (the “Allocation Moderate Portfolio” or the “Acquiring Portfolio” and together with the Target Portfolio, the “Portfolios” and each, a “Portfolio”), a series of the Trust.

The Allocation Moderate Portfolio, following completion of the Reorganization, may be referred to as the “Combined Portfolio” in this Combined Information Statement/Prospectus. Shareholders were first notified of the Reorganization on December 13, 2024 in a supplement to the Multi-Managed Income/Equity Portfolio’s then effective Prospectus and Summary Prospectus. The investment objective of the Allocation Moderate Portfolio is long-term capital appreciation and moderate current income. The investment objective of the Multi-Managed Income/Equity Portfolio is conservation of principal while maintaining some potential for long-term growth of capital. The Portfolios, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Portfolio’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

Although you are not directly a shareholder of the Multi-Managed Income/Equity Portfolio, but rather the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC” and collectively with USL and AGL, the “Life Companies”) (the “Separate Accounts”), for purposes of the enclosed Combined Information Statement/Prospectus, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Target Portfolio), shall also be deemed to include holders of the Variable Contract. The Life Companies are indirect, wholly-owned subsidiaries of Corebridge Financial, Inc.

In the Reorganization, the Multi-Managed Income/Equity Portfolio will transfer its assets to the Allocation Moderate Portfolio. The Allocation Moderate Portfolio will assume substantially all of the liabilities of the Multi-Managed Income/Equity Portfolio and will issue shares to the Multi-Managed Income/Equity Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Multi-Managed Income/Equity Portfolio. Immediately thereafter, the Multi-Managed Income/Equity Portfolio will distribute these shares of the Allocation Moderate Portfolio to its shareholders. After distributing these shares, the Multi-Managed Income/Equity Portfolio will be terminated as a series of the Trust. When the Reorganization is complete, Multi-Managed Income/Equity Portfolio shareholders that hold Class 1 Shares or Class 3 Shares will hold the same class of shares of the Allocation Moderate Portfolio as they currently hold of the Multi-Managed Income/Equity Portfolio, and Multi-Managed Income/Equity Portfolio shareholders that hold Class 2 Shares will hold Class 1 Shares of the Allocation Moderate Portfolio. The aggregate net asset value of the Allocation Moderate Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Multi-Managed Income/Equity Portfolio shares held by Multi-Managed Income/Equity Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Multi-Managed Income/Equity Portfolio will represent a smaller percentage of ownership in the combined fund than the shares held by those in the Multi-Managed Income/Equity Portfolio prior to the Reorganization.

This Combined Information Statement/Prospectus sets forth concisely the information shareholders of the Multi-Managed Income/Equity Portfolio should know regarding the Reorganization and constitutes an offering of Class 1 and Class 3 shares of the Allocation Moderate Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Portfolios, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Information Statement/Prospectus:

•	the Statement of Additional Information dated December 17, 2024 (the “Reorganization SAI”), relating to this Combined Information Statement/Prospectus;

•	the Prospectus of the Trust dated July 29, 2024 (the “Trust Prospectus”) containing additional information about each Portfolio;

•	the Statement of Additional Information dated July 29, 2024 (the “Trust SAI”), containing additional information about each Portfolio;

•	the Annual Report to Shareholders of the Trust for the fiscal year ended March 31, 2024 (the “Trust Annual Report”), which includes each Portfolio; and

•	the Semi-Annual Financial Statements of each Portfolio for the six-month period ended September 30, 2024 (the “Trust Semi-Annual Financial Statements”), as filed with the SEC on Form N-CSR.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Trust Prospectus will apply to the Class 1 and Class 3 shares to be issued by the Allocation Moderate Portfolio in connection with the Reorganization. These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SA Multi-Managed Income/Equity Portfolio c/o Seasons Series Trust P.O. Box 15570 Amarillo, Texas 79105-5570 (800-445-7862)	SA Allocation Moderate Portfolio c/o Seasons Series Trust P.O. Box 15570 Amarillo, Texas 79105-5570 (800-445-7862)

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the EDGAR database without charge on the SEC’s internet site at www.sec.gov. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by mailing a written request to U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

No person has been authorized to give any information or make any representation not contained in this Combined Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Combined Information Statement/Prospectus is December 17, 2024.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Information Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Information Statement/Prospectus carefully.

The Trust is an open-end management investment company registered with the SEC. Each of the Portfolios is a separate series of the Trust. The investment objective of the Allocation Moderate Portfolio is long-term capital appreciation and moderate current income. The investment objective of the Multi-Managed Income/Equity Portfolio is conservation of principal while maintaining some potential for long-term growth of capital.

The Allocation Moderate Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing in a combination of portfolios of the Trust and SunAmerica Series Trust (the “Underlying Portfolios”). The Allocation Moderate Portfolio attempts to achieve its investment objective by investing its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 20% and no more than 80% of its net assets will be invested in equity portfolios and at least 20% and no more than 80% of its net assets will be invested in fixed income portfolios. The Multi-Managed Income/Equity Portfolio attempts to achieve its investment goal by allocating its assets among two distinct, actively-managed investment components (the “Managed Components”), each with a different investment strategy. The Managed Components include a fixed income component and a growth component. The target allocation of the Multi-Managed Income/Equity Portfolio’s assets among the components is as follows: 68% to the fixed income component and 32% to the growth component. Both Portfolios are diversified, as defined in the 1940 Act.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for each Portfolio. The subadvisers for the Multi-Managed Income/Equity Portfolio are Morgan Stanley Investment Management, Inc. (“MSIM”) and Wellington Management Company, LLC (“Wellington” and together with MSIM, the “Subadvisers” and each, a “Subadviser”).

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of each of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio, as applicable. The Reorganization provides for:

•

the transfer of all the assets of the Multi-Managed Income/Equity Portfolio to the Allocation Moderate Portfolio in exchange for the assumption by the Allocation Moderate Portfolio of substantially all of the liabilities of the Multi-Managed Income/Equity Portfolio and Class 1 and Class 3 shares of the Allocation Moderate Portfolio having an aggregate net asset value equal to the value of the assets of the Multi-Managed Income/Equity Portfolio acquired by the Allocation Moderate Portfolio reduced by the amount of such assumed liabilities;

•	the distribution of such Class 1 and Class 3 shares of the Allocation Moderate Portfolio to the Multi-Managed Income/Equity Portfolio’s shareholders; and

•	the termination of the Multi-Managed Income/Equity Portfolio as a series of the Trust.

Upon completion of the Reorganization, the Class 1 and Class 3 shareholders of the Multi-Managed Income/Equity Portfolio will hold shares of the same class of the Allocation Moderate Portfolio and Class 2 shareholders of the Multi-Managed Income/Equity Portfolio will hold Class 1 Shares of the Allocation Moderate Portfolio, in each case, with an aggregate net asset value equal to the aggregate net asset value of Multi-Managed Income/Equity Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

SunAmerica believes that, with respect to the Reorganization, the shareholders of each Portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Portfolios’ assets in the Reorganization, than by continuing to operate the Portfolios separately. SunAmerica further believes that it is in the best interests of the Multi-Managed Income/Equity Portfolio to combine its assets with a Portfolio with a larger asset base, a lower expense structure and a better long-term performance history.

It is anticipated that the gross and net operating expense ratios for the Combined Portfolio will be lower than the current total annual operating expense ratios for the Multi-Managed Income/Equity Portfolio. SunAmerica believes that continuing to operate the Multi-Managed Income/Equity Portfolio as currently constituted is not in the best interests of the Multi-Managed Income/Equity Portfolio.

In approving the Reorganization, the Board of Trustees, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the relevant Portfolio and that the interests of the Multi-Managed Income/Equity Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Trustees considered the Reorganization proposals at a meeting held on December 11, 2024, and the entire Board of Trustees, including the Independent Trustees, unanimously approved the Reorganization. The approval determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•

The differences in the respective investment objectives of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio. The fact that certain strategies of the Multi-Managed Income/Equity Portfolio and Allocation Moderate Portfolio are compatible, while others are different. The Board of Trustees considered the principal differences in investment objective and investment strategy between the Allocation Moderate Portfolio and the Multi-Managed Income/Equity Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Multi-Managed Income/Equity Portfolio.

•	The expectation that the Combined Portfolio will have total annual operating expenses below those of the Multi-Managed Income/Equity Portfolio.

•

Many of the portfolio holdings of the Multi-Managed Income/Equity Portfolio would be sold before the Reorganization would be completed or would not continue to be held by the Allocation Moderate Portfolio after completion of the Reorganization.

•

The personnel of SunAmerica who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other. The Trustees considered that the Acquiring Portfolio had a better long-term performance history, despite not having better performance over the most recent 1-year period.

•

The relative size of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio, and the prospects for further growth and long-term viability of the Multi-Managed Income/Equity Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the Multi-Managed Income/Equity Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Multi-Managed Income/Equity Portfolio own immediately prior to the Reorganization, and that shareholders of the Multi-Managed Income/Equity Portfolio will not be diluted as a result of the Reorganization.

•	The fact that SunAmerica or its affiliates and the Target Portfolio will each pay half of the expenses incurred in connection with the Reorganization,

including half of all direct and indirect expenses and out-of-pocket costs, other than any transaction costs relating to the sale of the Target Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder or Contract Owner would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Allocation Moderate Portfolio is long-term capital appreciation and moderate current income. The investment objective of the Multi-Managed Income/Equity Portfolio is conservation of principal while maintaining some potential for long-term growth of capital.

Principal Investment Strategies. The Allocation Moderate Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing in a combination of portfolios of the Trust and SunAmerica Series Trust (the “Underlying Portfolios”). The Allocation Moderate Portfolio attempts to achieve its investment objective by investing its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 20% and no more than 80% of its net assets will be invested in equity portfolios and at least 20% and no more than 80% of its net assets will be invested in fixed income portfolios. The Underlying Portfolios have a variety of investment styles and focuses. The underlying equity portfolios include large, mid and small cap portfolios, growth and value-oriented portfolios and international portfolios. The underlying fixed income portfolios include portfolios that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”). SunAmerica determines the Allocation Moderate Portfolio’s target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high yield, inflation-protected) and cash equivalents. Based on these target asset class allocations, SunAmerica determines a target portfolio allocation in which the Allocation Moderate Portfolio will invest in the Underlying Portfolios. The allocation percentages as of March 31, 2024 were:

•  Large cap growth/value stocks

•  Mid cap growth/value stocks

•  Small cap growth/value stocks

•  International stocks

•  Investment grade securities

•  High-yield securities

•  Inflation-protected securities

34.4% 5.1% 2.8% 12.3% 40.2% 3.0% 2.2%

SunAmerica performs an investment analysis of possible investments for the Allocation Moderate Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio.

The Multi-Managed Income/Equity Portfolio attempts to achieve its investment goal by allocating its assets among two distinct, actively-managed investment components (the “Managed Components”), each with a different investment strategy. The Managed Components include a fixed income component and a growth component. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. Government fixed income securities, money market instruments and/or cash or cash equivalents. The target allocation of the Multi-Managed Income/Equity Portfolio’s assets among the components is as follows: 68% to the Fixed Income Component and 32% to the Growth Component. Under normal circumstances, the Fixed Income Component invests primarily in investment grade fixed income securities (U.S. or foreign). The component may also invest substantially in short-term investments, foreign securities (including securities denominated in foreign currencies), asset-backed and mortgage-backed securities and when-issued and delayed-delivery securities. Under normal market conditions, the subadviser for the Growth Component invests primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The subadviser for the Growth Component emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the subadviser for the Growth Component typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.

Each Portfolio’s principal investment strategies may be changed without shareholder approval.

The Combined Portfolio’s principal investment strategies will be those of the Allocation Moderate Portfolio.

Comparison. One principal difference between the Portfolios is that the Allocation Moderate Portfolio is structured as a “fund of funds,” which means that it pursues its investment goal by investing in a combination of Underlying Portfolios, while the Multi-Managed Income/Equity Portfolio invests directly in fixed income and equity securities. Another principal difference between the Portfolios is that the Multi-Managed Income/Equity Portfolio provides greater exposure to fixed income securities, while the Allocation Moderate Portfolio provides more balanced exposure to fixed income securities and equity securities.

While the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio have certain differences in strategies, the Portfolios utilize certain compatible investment strategies to achieve their respective investment objectives. Both Portfolios provide exposure to equity and fixed income securities.

For a discussion of the principal and other investment risks associated with an investment in the Allocation Moderate Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

SunAmerica has reviewed the holdings of the Multi-Managed Income/Equity Portfolio. SunAmerica anticipates, based on this review, the disposition of substantially all of the Multi-Managed Income/Equity Portfolio’s holdings before the closing of the Reorganization. The extent of these anticipated sales is primarily due to the differences in implementing the principal investment strategies employed by the two Portfolios. SunAmerica anticipates estimated transaction costs of approximately $31,600 will be incurred associated with restructuring the portfolio holdings of the Multi-Managed Income/Equity Portfolio in connection with the Reorganization.

Some of the similarities and differences of the principal and other significant investment and strategies of the Portfolios are described in the chart below.

Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio

•   The Portfolio attempts to achieve its investment goal by allocating its assets among two distinct, actively-managed investment components (the “Managed Components”), each with a different investment strategy. The Managed Components include a fixed income component and a growth component.

•   The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of the portfolios of the Trust and SunAmerica Series Trust (collectively, the “Underlying Portfolios”).

•   The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. Government fixed income securities, money market instruments and/or cash or cash equivalents.

•   The Portfolio attempts to achieve its investment goal by investing its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 20% and no more than 80% of its net assets will be invested in equity portfolios and at least 20% and no more than 80% of its net assets will be invested in fixed income portfolios.

Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio

•   The underlying equity portfolios include large, mid and small cap portfolios, growth and value-oriented portfolios and international portfolios. The underlying fixed income portfolios include portfolios that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).

•   The target allocation of the Portfolio’s assets among the components is as follows:

•   Fixed Income Component: 68%

•   Growth Component: 32%

•   Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the target allocations referenced above. Accordingly, the Portfolio’s assets will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for the Portfolio.

•   SunAmerica determines the Portfolio’s target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high-yield, inflation-protected) and cash equivalents.

•   The allocation percentages as of March 31, 2024 were:

•   Large cap growth/value stocks: 34.4%

•   Mid cap growth/value stocks: 5.1%

•   Small cap growth/value stocks: 2.8%

•   International stocks: 12.3%

•   Investment grade securities: 40.2%

•   High-yield securities: 3.0%

•   Inflation-protected securities: 2.2%

Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio

•   Under normal circumstances, the Fixed Income Component invests primarily in investment grade fixed income securities (U.S. or foreign), and may also invest substantially in short-term investments, foreign securities (including securities denominated in foreign currencies), asset-backed and mortgage-backed securities and when-issued and delayed-delivery securities.

•   Under normal market conditions, the subadviser for the Growth Component invests primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

•   SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation among the Underlying Portfolios.

•   The subadviser for the Growth Component emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the subadviser for the Growth Component typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.

•   The subadviser for the Growth Component generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

•   The Growth Component may invest in foreign securities, which may include emerging market securities. The Growth Component may invest in equity securities.

•   SunAmerica may change the target asset allocation percentage and may underweight or overweight such asset classes at its discretion. The percentage of the Portfolio’s assets invested in any of the Underlying Portfolios will vary from time to time.

Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio

•   The subadviser for the Growth Component actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making.

•   The Portfolio may invest in derivatives, such as interest rate swaps, credit default swaps, options, futures, to-be-announced (TBAs) and foreign currency forwards. The subadviser may invest in such instruments for hedging and non-hedging purposes.

• Derivatives are not a principal or significant investment for the Fund.
• The Fund is diversified.	• The Fund is diversified.

Additional Information About the Acquiring Fund’s Investment Strategies. The Allocation Moderate Portfolio’s investment goal is long-term capital appreciation and moderate current income.

From time to time, the Allocation Moderate Portfolio may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Allocation Moderate Portfolio’s investments in money market securities for temporary defensive purposes. If the Allocation Moderate Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

The principal investment goal and strategies for the Allocation Moderate Portfolio are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Allocation Moderate Portfolio’s investment goal.

The Allocation Moderate Portfolio invests only in a combination of the Underlying Portfolios and will be subject to the risks of the Underlying Portfolios to varying degrees based on its investments in each of the Underlying Portfolios. Additional information and risks that the Allocation Moderate Portfolio may be subject to are as follows:

The Allocation Moderate Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of the Underlying Portfolios.

The Allocation Moderate Portfolio attempts to achieve its investment goal by investing its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 20% and no more than 80% of its net assets will be invested in equity portfolios and at least 20% and no more than 80% of its net assets will be invested in fixed income portfolios.

The Underlying Portfolios have a variety of investment styles and focuses. The underlying equity portfolios include large, mid and small cap portfolios, growth and value-oriented portfolios and international portfolios. The underlying fixed income portfolios include portfolios that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).

SunAmerica determines the Allocation Moderate Portfolio’s target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high-yield, inflation-protected) and cash equivalents. Based on these target asset class allocations, SunAmerica determines a target portfolio allocation in which the Allocation Moderate Portfolio will invest in the Underlying Portfolios. The allocation percentages as of March 31, 2024 were:

•  Large cap growth/value stocks

•  Mid cap growth/value stocks

•  Small cap growth/value stocks

•  International stocks

•  Investment grade securities

•  High-yield securities

•  Inflation-protected securities

34.4% 5.1% 2.8% 12.3% 40.2% 3.0% 2.2%

SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation among the Underlying Portfolios. SunAmerica may change the target asset allocation percentage and may underweight or overweight such asset classes at its discretion. The percentage of the Portfolio’s assets invested in any of the Underlying Portfolios will vary from time to time.

Additional non-principal investment risks that the Portfolio may be subject to:

•	Cybersecurity risk

The following chart reflects the percentage in which the Allocation Moderate Portfolio was invested in the Underlying Portfolios as of March 31, 2024.

Portfolio	SA Allocation Moderate Portfolio
Seasons Series Trust SA American Century Inflation Protection Portfolio, Class 1	1.9%
Seasons Series Trust SA Columbia Focused Value Portfolio, Class 1	1.4%
Seasons Series Trust SA Multi-Managed Diversified Fixed Income Portfolio, Class 1	9.7%
Seasons Series Trust SA Multi-Managed International Equity Portfolio, Class 1	3.6%
Seasons Series Trust SA Multi-Managed Large Cap Growth Portfolio, Class 1	2.7%
Seasons Series Trust SA Multi-Managed Large Cap Value Portfolio, Class 1	3.4%
Seasons Series Trust SA Multi-Managed Mid Cap Growth Portfolio, Class 1	0.5%
Seasons Series Trust SA Multi-Managed Mid Cap Value Portfolio, Class 1	0.9%
Seasons Series Trust SA Multi-Managed Small Cap Portfolio, Class 1	0.9%
Seasons Series Trust SA T. Rowe Price Growth Stock Portfolio, Class 1	1.0%
SunAmerica Series Trust SA AB Growth Portfolio, Class 1	3.3%
SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio, Class 1	0.7%
SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio, Class 1	0.3%
SunAmerica Series Trust SA Federated Hermes Corporate Bond Portfolio, Class 1	4.5%
SunAmerica Series Trust SA Fidelity Institutional AM International Growth Portfolio, Class 1	2.3%
SunAmerica Series Trust SA Fidelity Institutional AM Real Estate Portfolio, Class 1	0.8%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	4.8%
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	1.8%
SunAmerica Series Trust SA Franklin BW U.S. Large Cap Value Portfolio, Class 1	2.7%
SunAmerica Series Trust SA Franklin Small Company Value Portfolio, Class 1	0.7%

SunAmerica Series Trust SA Franklin Systematic U.S. Large Cap Core Portfolio, Class 1	0.8%
SunAmerica Series Trust SA International Index Portfolio, Class 1	1.0%
SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio, Class 1	0.8%
SunAmerica Series Trust SA Janus Focused Growth Portfolio, Class 1	1.2%
SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio, Class 1	0.6%
SunAmerica Series Trust SA JPMorgan Equity- Income Portfolio, Class 1	2.9%
SunAmerica Series Trust SA JPMorgan Large Cap Core Portfolio, Class 1	2.2%
SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio, Class 1	10.1%
SunAmerica Series Trust SA JPMorgan Mid-Cap Growth Portfolio, Class 1	1.5%
SunAmerica Series Trust SA JPMorgan Ultra-Short Bond Portfolio (formerly, SA DFA Ultra Short Bond Portfolio), Class 1	0.8%
SunAmerica Series Trust SA Large Cap Growth Index Portfolio, Class 1	3.5%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	3.8%
SunAmerica Series Trust SA Large Cap Value Index Portfolio, Class 1	3.3%
SunAmerica Series Trust SA MFS Blue Chip Growth Portfolio, Class 1	2.6%
SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio, Class 1	1.3%
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	0.9%
SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio, Class 1	1.9%
SunAmerica Series Trust SA PIMCO RAE International Value Portfolio, Class 1	1.0%
SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio, Class 1	2.4%
SunAmerica Series Trust SA Putnam International Growth and Income Portfolio, Class 1	1.7%
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	0.5%
SunAmerica Series Trust SA Wellington Capital Appreciation Portfolio, Class 1	1.0%
SunAmerica Series Trust SA Wellington Government & Quality Bond Portfolio, Class 1	5.9%

The percentage in which the Allocation Moderate Portfolio may invest in the Underlying Portfolios will vary over time. The Allocation Moderate Portfolio is not required to invest in any particular Underlying Portfolio. SunAmerica may add, eliminate or replace Underlying Portfolios at any time and without notice.

Fees and Expenses

Following the completion of the Reorganization, holders of Multi-Managed Income/Equity Portfolio Class 1, Class 2 and Class 3 shares will receive Allocation Moderate Portfolio Class 1, Class 1 and Class 3 shares, respectively.

Fee Table of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio and the Pro Forma Combined Portfolio

(as of March 31, 2024 (unaudited))

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Portfolios during the 12-month period ended March 31, 2024, and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended March 31, 2024, assuming the Reorganization had taken place at the beginning of the period. Future fees and expenses may be greater or less than those indicated below.

	Actual			Actual
	Target Portfolio	Acquiring Portfolio	Pro Forma Combined Portfolio	Target Portfolio	Acquiring Portfolio	Pro Forma Combined Portfolio
	Class 1	Class 1	Class 1	Class 2	Class 1	Class 1
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.81%	0.10%	0.10%	0.81%	0.10%	0.10%
Service (12b-1) Fees	None	None	None	0.15%	None	None
Other Expenses	0.75%	0.04%	0.04%	0.75%	0.04%	0.04%
Interest Expense	0.01%	—	—	0.01%	—	—
Miscellaneous Other Expenses	0.74%	—	—	0.74%	—	—
Acquired Fund Fees and Expenses	None	0.64%	0.64%	None	0.64%	0.64%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.56%	0.78%	0.78%	1.71%	0.78%	0.78%
Fee Waivers and/or Expense Reimbursements(1)	-0.42%	-0.01%	-0.01%	-0.42%	-0.01%	-0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(1)	1.14%	0.77%	0.77%	1.29%	0.77%	0.77%

	Actual
	Target Portfolio	Acquiring Portfolio	Pro Forma Combined Portfolio
	Class 3	Class 3	Class 3
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.81%	0.10%	0.10%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.75%	0.04%	0.04%
Interest Expense	0.01%	—	—
Miscellaneous Other Expenses	0.74%	—	—
Acquired Fund Fees and Expenses	None	0.64%	0.64%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.81%	1.03%	1.03%
Fee Waivers and/or Expense Reimbursements(1)	-0.42%	-0.01%	-0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(1)	1.39%	1.02%	1.02%

(1)

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee so that the advisory fee payable by the Allocation Moderate Portfolio is equal to 0.09% of the Allocation Moderate Portfolio’s daily net assets. This waiver agreement may be modified or discontinued prior to July 31, 2026 only with the approval of the Board of Trustees of the Trust, including a majority of Independent Trustees.

(2)

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica contractually agreed to waive a portion of its advisory fee for the Multi-Managed Income/Equity Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.75% on the first $250 million, 0.70% on the next $250 million, and 0.65% above $500 million. This waiver agreement may be modified or discontinued prior to July 31, 2026 only with the approval of the Board of the Trust, including a majority of the Independent Trustees.

(3)

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1, Class 2 and Class 3 shares exceed 1.13%, 1.28% and 1.38%, respectively, of the Multi-Managed Income/Equity Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Multi-Managed Income/Equity Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Multi-Managed Income/Equity Portfolio are subject to recoupment from the Multi-Managed Income/Equity Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to July 31, 2026, only with the approval of the Board of the Trust, including a majority of the Independent Trustees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. This Example assumes that an investor invests $10,000 in the relevant Portfolio for the time periods indicated and then redeems all of its shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ended July 31, 2026. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, an investor’s costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1
Target Portfolio	$116	$451	$810	$1,821
Acquiring Portfolio	$79	$248	$432	$965
Pro Forma Combined Portfolio	$79	$248	$432	$965
Class 2/Class 1
Target Portfolio	$131	$498	$889	$1,984
Acquiring Portfolio	$79	$248	$432	$965
Pro Forma Combined Portfolio	$79	$248	$432	$965
Class 3
Target Portfolio	$142	$529	$941	$2,092
Acquiring Portfolio	$104	$327	$568	$1,259
Pro Forma Combined Portfolio	$104	$327	$568	$1,259

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate of the average value of its portfolio:

Fund	Rate
Acquiring Portfolio	12%
Target Portfolio	46%

Principal Investment Risks

The Portfolios are subject to certain similar principal investment risks associated with an investment in the relevant Portfolio. The principal risks of each Portfolio (including certain corresponding non-principal risks in the other Portfolio) are set out in the table below. For more information on these risks, see “Comparison of the Portfolios—Risks of the Portfolios.”

	Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio
Principal Risks

•   Bonds Risk

•   Interest Rate Risk

•   Junk Bonds Risk

•   Credit Risk

•   Equity Securities Risk

•   Large-Cap Companies Risk

•   Small- and Mid-Cap Companies Risk

•   Growth Stock Risk

•   Foreign Investment Risk

•   Foreign Currency Risk

•   Management Risk

•   Market Risk

•   Issuer Risk

•   Derivatives Risk

•   Mortgage- and Asset-Backed Securities Risk

•   ESG Investment Risk

•   Affiliated Funds Rebalancing Risk

•   When-Issued and Delayed Delivery Transactions Risk

•   Bonds Risk

•   Interest Rate Risk

•   Junk Bonds Risk

•   Credit Risk

•   Equity Securities Risk

•   Large-Cap Companies Risk

•   Small- and Mid-Cap Companies Risk

•   Growth Stock Risk

•   Foreign Investment Risk

•   Foreign Currency Risk

•   Management Risk

•   Market Risk

•   Issuer Risk

•   Asset Allocation Risk

•   Value Investing Risk

•   Index Risk

•   Affiliated Portfolio Risk

•   Fund-of-Funds Risk

•   Underlying Portfolios Risk

•   Inflation-Indexed Securities Risk

You will find additional descriptions of specific risks in the prospectus and statement of additional information for the Portfolios.

As with any mutual fund, there can be no assurance that each Portfolio’s investment objective will be met or that the net return on an investment in the Portfolio will exceed what could have been obtains through other investment or savings vehicles. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of your Portfolio goes down, you could lose money.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, none of the Multi-Managed Income/Equity Portfolio, the Allocation Moderate Portfolio, or their respective Life Company Holders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization except for any gain or loss that may be required to be recognized as a result of the closing of the tax year of the Multi-Managed Income/Equity Portfolio or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the Trust, on behalf of the Allocation Moderate Portfolio, and the Trust, on behalf of the Multi-Managed Income/Equity Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption and Valuation of Shares

Procedures for the purchase, redemption and valuation of shares of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio are identical.

COMPARISON OF THE PORTFOLIOS

Principal and Non-Principal Investment Risks

The Portfolios are subject to certain similar principal and non-principal investment risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	Multi-Managed Income/Equity Portfolio	Allocation Moderate Portfolio
Principal Risks

•   Bonds Risk

•   Interest Rate Risk

•   Junk Bonds Risk

•   Credit Risk

•   Equity Securities Risk

•   Large-Cap Companies Risk

•   Small- and Mid-Cap Companies Risk

•   Growth Stock Risk

•   Foreign Investment Risk

•   Foreign Currency Risk

•   Management Risk

•   Market Risk

•   Issuer Risk

•   Derivatives Risk

•   Mortgage- and Asset-Backed Securities Risk

•   ESG Investment Risk

•   Affiliated Funds Rebalancing Risk

•   When-Issued and Delayed Delivery Transactions Risk

•   Bonds Risk

•   Interest Rate Risk

•   Junk Bonds Risk

•   Credit Risk

•   Equity Securities Risk

•   Large-Cap Companies Risk

•   Small- and Mid-Cap Companies Risk

•   Growth Stock Risk

•   Foreign Investment Risk

•   Foreign Currency Risk

•   Management Risk

•   Market Risk

•   Issuer Risk

•   Asset Allocation Risk

•   Value Investing Risk

•   Index Risk

•   Affiliated Portfolio Risk

•   Fund-of-Funds Risk

•   Underlying Portfolios Risk

•   Inflation-Indexed Securities Risk

Non-Principal Risks

•   Cybersecurity Risk

•   Money Market Securities Risk

•   Counterparty Risk

•   Depositary receipts Risk

•   Fixed Income Securities Risk – Credit Risk Transfer Securities Risk

•   Illiquidity Risk

•   Investment Company Risk

•   Non-hedging foreign currency trading risk

•   Roll Transactions Risk

•   Sector Risk

•   Short Sales Risk

•   U.S. Government Obligations Risk

• Cybersecurity Risk • Money Market Securities Risk • Emerging Markets Risk • Real Estate Industry Risk

The following discussion describes the principal risks that may affect the Allocation Moderate Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Trust Prospectus.

As with any mutual fund, there can be no assurance that the Allocation Moderate Portfolio’s investment objective will be met or that the net return on an investment in the Allocation Moderate Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Allocation Moderate Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Allocation Moderate Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Allocation Moderate Portfolio and, therefore, also with the Combined Portfolio:

Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.

Equity Securities Risk. The Portfolio invests primarily in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Small- and Mid-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and mid-cap companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large-cap companies.

Growth Stock Risk. The Portfolio invests substantially in Underlying Portfolios with an investment strategy that focuses on selecting growth-style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Value Investing Risk. The Portfolio invests substantially in Underlying Portfolios with an investment strategy that focuses on selecting value-style stocks. When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Junk Bonds Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities, a percentage of which may be invested in high yield, high risk bonds commonly known as “junk bonds.” Junk bonds are generally subject to greater credit risks than higher-grade bonds. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher-grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of an Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.

Index Risk. Many of the Underlying Portfolios in which the Portfolio invests have a passively-managed portion that is managed to track the performance of an index. That portion of the Underlying Portfolios will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.

Affiliated Portfolios Risk. SunAmerica chooses the Underlying Portfolios in which the Portfolio invests. As a result, SunAmerica may be subject to potential conflicts of interest in selecting the Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica is also responsible for managing portions of certain Underlying Portfolios. However, SunAmerica has a fiduciary duty to act in the Portfolio’s best interests when selecting the Underlying Portfolios.

Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.

Inflation-Indexed Securities Risk. The Portfolio invests in Underlying Portfolios that invest in inflation-indexed securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rate, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; sanctions, military confrontations, war, terrorism and other armed conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of securities held by the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Fundamental Investment Restrictions

The Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio have identical fundamental investment restrictions. After the Reorganization, SunAmerica will manage the Combined Portfolio pursuant to the investment restrictions of the Allocation Moderate Portfolio. The complete list of the fundamental investment restrictions of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio is set out in Appendix A.

Performance Information

The following bar charts and tables illustrate the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of one or more broad-based securities indices. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the

Portfolio will perform in the future. For more information concerning the performance of each Portfolio, please refer to the Trust Prospectus, the Trust Annual Report and the Trust Semi-Annual Financial Statements. You may request a copy of the Trust Prospectus, the Trust Annual Report and the Trust Semi-Annual Financial Statements at no charge by calling (800) 445-7862 or writing the Trust.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the Multi-Managed Income/Equity Portfolio

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
7.38%
1.20%
3.68%
11.11%
-1.42%
14.39%
29.67%
-2.71%
-28.87%
17.74%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.41% (quarter ended June 30, 2020) and the lowest return for a quarter was -16.56% (quarter ended June 30, 2022). The year-to-date calendar return as of September 30, 2024 was 6.82%.

Average Annual Total Returns (For the periods ended December 31, 2023)

	1 Year	5 Years	10 Years
Class 1 Shares	17.74%	3.86%	4.08%
Class 2 Shares	17.55%	3.71%	3.93%
Class 3 Shares	17.42%	3.60%	3.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Blend Index	12.26%	6.08%	5.28%

Calendar Year Total Returns, as of 12/31 each year for

Class 3 Shares of the Allocation Moderate Portfolio

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
5.27%
-1.65%
5.57%
13.32%
-4.95%
18.74%
13.64%
10.42%
-16.28%
13.70%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.89% (quarter ended June 30, 2020) and the lowest return for a quarter was -11.67% (quarter ended March 31, 2020). The year-to-date calendar return as of September 30, 2024 was 12.94%.

Average Annual Total Returns (For the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception Date
Class 1 Shares	13.94%	7.53%	N/A	6.29	%(1)
Class 3 Shares	13.70%	7.24%	5.26%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	0.83%
Blended Index	15.46%	8.06%	6.32%	6.79%

(1)	Inception Date: September 26, 2016.

Because the Combined Portfolio will most closely resemble the Allocation Moderate Portfolio, the Allocation Moderate Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Allocation Moderate Portfolio at the closing of the Reorganization.

Management of the Portfolios

SunAmerica serves as the investment adviser and manager for each Portfolio. SunAmerica selects the Subadvisers for the Multi-Managed Income/Equity Portfolio, manages the investments of the Allocation Moderate Portfolio, oversees the Subadvisers’ management of the Multi-Managed Income/Equity Portfolio, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $74.6 billion as of October 31, 2024. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board of Trustees but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

MSIM and Wellington serve as the Subadvisers for the Multi-Managed Income/Equity Portfolio. MSIM is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 1585 Broadway, New York, NY 10036. Net assets under the management of the MSIM organization were approximately $1.598 trillion as of September 30, 2024. Wellington is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.295 trillion in assets.

SunAmerica is responsible for making the day-to-day investment decisions for the Allocation Moderate Portfolio. The Allocation Moderate Portfolio is managed by Andrew Sheridan, Manisha Singh, CFA and Robert Wu, CFA.

Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021

Manisha Singh, CFA Co-Portfolio Manager	2017

Robert Wu, CFA Co-Portfolio Manager	2021

Andrew Sheridan, Manisha Singh, CFA and Robert Wu, CFA of SunAmerica are the portfolio managers of the Allocation Moderate Portfolio. Mr. Sheridan, Senior Vice President and Lead Portfolio Manager of the Asset Allocation Team, joined SunAmerica in 2003. Prior to 2022, he served as an equity analyst specializing in the technology sector and also as a portfolio manager focused on small cap growth equities. Most recently, he was a co-portfolio manager of the rules-based funds for SunAmerica. Prior to joining SunAmerica, he worked as an analyst in the research department at U.S. Trust and was in the market research division of Greenwich Associates. Ms. Singh joined SunAmerica in 2017 as Co-Portfolio Manager for the Asset Allocation fund-of-funds. Prior to joining SunAmerica, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts. Robert Wu joined SunAmerica in 2011, serving as Director of Manager Research and AVP Investments before his current role as Portfolio Manager in the Asset Allocation Team. Prior to joining SunAmerica, Robert worked at Bjurman, Barry & Associates for over 11 years, where he served as Portfolio Manager and Senior Research Analyst managing growth equity portfolios.

The Trust SAI provides additional information about the compensation of each Portfolio’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Portfolio and other funds managed by SunAmerica.

As discussed below under “Investment Advisory and Management Agreement,” following the Reorganization, SunAmerica will continue to serve as the investment adviser of the Combined Portfolio. It is anticipated that Andrew Sheridan, Manisha Singh and Robert Wu will be the portfolio managers of the Combined Portfolio following the Reorganization.

The exemptive order discussed above will continue to apply to the Combined Portfolio following the completion of the Reorganization. As a result, shareholder approval would not be required to employ an unaffiliated subadviser for the Combined Portfolio, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Investment Advisory and Management Agreement

Pursuant to the Trust’s Investment Advisory and Management Agreement with SunAmerica (the “Management Agreement”), each Portfolio pays SunAmerica an advisory fee. As compensation for its services, SunAmerica receives from the Trust a fee, accrued daily and payable monthly, based on the average daily net asset value of each Portfolio at the following annual rates listed below:

Multi-Managed Income/Equity Portfolio

Portfolio	Average daily net asset value	Management Fee Rate
Multi-Managed Income/Equity Portfolio	First $250 million	0.81%
	Next $250 million	0.76%
	Over $500 million	0.71%

Allocation Moderate Portfolio

The Allocation Moderate Portfolio pays a monthly fee at an annual rate of 0.10% of average daily net assets.

The management fee rate of the Multi-Managed Income/Equity Portfolio is higher at all asset levels than the management fee rate of the Allocation Moderate Portfolio. As a result, following the Reorganization, Multi-Managed Income/Equity Portfolio shareholders will be subject to lower annualized management fees. Pursuant to an Advisory Fee Waiver Agreement, effective through July 31, 2026, SunAmerica is contractually obligated to waive its management fee with respect to (i) the Multi-Managed Income/Equity Portfolio so that the advisory fee rate payable to SunAmerica is equal to 0.75% on the first $250 million, 0.70% on the next $250 million and 0.65% above $500 million, and (ii) the Allocation Moderate Portfolio so that the management fee payable by the Allocation Moderate Portfolio to SunAmerica equals 0.09% of average daily net assets. In addition, pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses through July 31, 2026, to the extent that the Total Annual Portfolio Operating Expenses of Class 1, Class 2 and Class 3 shares of the Multi-Managed Income/Equity Portfolio exceed 1.13%, 1.28% and 1.38%, respectively, of the Multi-Managed Income/Equity Portfolio’s average daily net assets. For the fiscal year ended March 31,

2024, each Fund paid SunAmerica a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Fund	Fee
Multi-Managed Income/Equity Portfolio	0.81%
Allocation Moderate Portfolio	0.10%

The Portfolios are party to the same Management Agreement and the services provided to each Portfolio under the Management Agreement are identical.

A discussion regarding the basis for the Board’s approval of the Management Agreement is available in the Trust Annual Report for the fiscal year ended March 31, 2024, as filed with the SEC on June 7, 2024.

Following the completion of the Reorganization, the Combined Portfolio will be managed by SunAmerica pursuant to the Management Agreement with respect to the Allocation Moderate Portfolio, as described above. As discussed above, the services provided to each Portfolio under the Management Agreement are identical.

Service Providers

State Street Bank and Trust Company (“State Street”), located at One Congress Street, Boston, Massachusetts 02114, serves as custodian for each Portfolio. In this capacity, State Street maintains the portfolio securities held by each Portfolio, administers the purchase and sale of portfolio securities and performs certain other duties. VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is each Portfolio’s transfer and dividend disbursing agent. PricewaterhouseCoopers LLP (“PwC”), located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is each Portfolio’s independent registered public accounting firm. PwC performs an annual audit of each Portfolio’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Portfolio.

Combined Portfolio. Each Portfolio currently uses the same service providers and it is anticipated that the Combined Portfolio will continue to use such service providers.

Distribution and Service Fees

Class 2 of the Multi-Managed Income/Equity Portfolio and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan (each, a “Plan” and together, the “Plans”) that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The Allocation

Moderate Portfolio does not offer Class 2 shares. There is no 12b-1 Plan in effect for Class 1 shares. The service fees will be used to compensate the Life Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares, as applicable. Because these service fees are paid out of each Portfolio’s Class 2 or Class 3, as applicable, assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Plans with respect to each Portfolio is subject to annual approval by vote of the Independent Trustees. A Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Plans. In their consideration of the Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of the relevant class of the Portfolio.

Following the Reorganization, the Combined Portfolio will continue to be subject to the Plan, as described above, for its share classes. The Plans are identical for each share class of each Portfolio.

Dividends and Distributions

The policies with respect to payment of dividends and distributions of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio are identical and such procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Trust Prospectus for the specific policies with respect to payment of dividends and capital gains distributions.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio are identical, and such policies and procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Trust Prospectus for the specific market timing trading policies and procedures.

Purchase, Redemption and Valuation of Shares

Procedures for the purchase, redemption and valuation of shares of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio are identical and such procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Trust Prospectus for the specific procedures applicable to purchases and redemptions of shares.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. The Allocation Moderate Portfolio only offers Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

Valuation of shares. The net asset value (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.

Buy and sell prices. The Separate Accounts, certain Portfolios of the Trust and certain series of SunAmerica Series Trust buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;

•

during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or

•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.

The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Purchase, Redemption and Valuation of Portfolio Shares–Valuation of shares” above).

Although shares of the Portfolios may be held by other portfolios of the Trust and SunAmerica Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.

The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and SunAmerica Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.

Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and SunAmerica Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table for the Acquiring Portfolio is intended to help you understand the Acquiring Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Acquiring Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Acquiring Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited (except for the period ended September 30, 2024) by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Portfolio’s financial statements, is included in the Trust Annual Report, which is available upon request. The Acquiring Portfolio’s unaudited financial statements for the semi-annual period ended September 30, 2024 are included in the Trust Semi-Annual Financial Statements, which is available upon request.

The financial highlights of the Target Portfolio are included in the Trust Prospectus, which is incorporated herein by reference into this Combined Information Statement/Prospectus. The financial highlights of the Target Portfolio may also be found in the Trust Annual Report and the Trust Semi-Annual Financial Statements, which are available upon request.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments		Total expenses after waivers and/or reimburse- ments		Net investment income (loss)		Portfolio turnover

SA Allocation Moderate Portfolio — Class 1(3)
03/31/20	$10.20	$0.21	$(0.49)	$(0.28)	$(0.18)	$(0.34)	$(0.52)	$9.40	(3.31)%	$90	0.14%		0.13%		1.90%		26%
03/31/21	9.40	0.19	2.79	2.98	—	(0.45)	(0.45)	11.93	31.78	117	0.14		0.13		1.72		24
03/31/22	11.93	0.18	0.06	0.24	(0.27)	(0.64)	(0.91)	11.26	1.57	142	0.13		0.12		1.46		12
03/31/23	11.26	0.18	(0.91)	(0.73)	(0.33)	(0.68)	(1.01)	9.52	(6.19)	193	0.14		0.13		1.90		13
03/31/24	9.52	0.18	1.07	1.25	(0.25)	(0.69)	(0.94)	9.83	14.01	147	0.14		0.13		1.90		12
9/30/24@	9.83	(0.01)	0.66	0.65	—	—	—	10.48	6.61	155	0.14	(4)	0.13	(4)	(0.13	)(4)	9

SA Allocation Moderate Portfolio — Class 3(3)
03/31/20	10.20	0.14	(0.45)	(0.31)	(0.16)	(0.34)	(0.50)	9.39	(3.64)	256,715	0.39		0.38		1.33		26
03/31/21	9.39	0.16	2.79	2.95	—	(0.45)	(0.45)	11.89	31.50	319,388	0.39		0.38		1.46		24
03/31/22	11.89	0.13	0.08	0.21	(0.24)	(0.64)	(0.88)	11.22	1.35	312,112	0.38		0.37		1.09		12
03/31/23	11.22	0.13	(0.88)	(0.75)	(0.30)	(0.68)	(0.98)	9.49	(6.42)	273,074	0.39		0.38		1.36		13
03/31/24	9.49	0.16	1.06	1.22	(0.23)	(0.69)	(0.92)	9.79	13.65	281,870	0.39		0.38		1.62		12
9/30/24@	9.79	(0.02)	0.66	0.64	—	—	—	10.43	6.54	286,915	0.39	(4)	0.38	(4)	(0.38	)(4)	9

@	Unaudited
(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)

The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly. Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests. Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Multi-Managed Income/Equity Portfolio will transfer its assets and liabilities to the Allocation Moderate Portfolio in exchange for Class 1 and Class 3 shares of the Allocation Moderate Portfolio. For more details about the Reorganization Agreement, see Appendix B— “Form of Agreement and Plan of Reorganization.” The shares of the Allocation Moderate Portfolio issued to the Multi-Managed Income/Equity Portfolio will have an aggregate net asset value equal to the aggregate net asset value of the Multi-Managed Income/Equity Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Multi-Managed Income/Equity Portfolio of the shares of the Allocation Moderate Portfolio, the Multi-Managed Income/Equity Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Multi-Managed Income/Equity Portfolio will be terminated as a series of the Trust under applicable state law.

The distribution of Allocation Moderate Portfolio shares to the Multi-Managed Income/Equity Portfolio’s Separate Account shareholders will be accomplished by crediting your Variable Contract with shares of the Allocation Moderate Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Multi-Managed Income/Equity Portfolio held in your Variable Contract on that date. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, Class 1 and Class 3 shareholders of the Multi-Managed Income/Equity Portfolio will own the same class of shares of the Allocation Moderate Portfolio and Class 2 shareholders of the Multi-Managed Income/Equity Portfolio will receive Class 1 Shares of the Allocation Moderate Portfolio, in each case, having an aggregate NAV immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Multi-Managed Income/Equity Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Portfolio’s net asset value. However, as a result of the Reorganization, a shareholder of the Multi-Managed Income/Equity Portfolio or the Allocation Moderate Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Allocation Moderate Portfolio will acquire the assets of the Multi-Managed Income/Equity Portfolio on the Closing Date in consideration for the assumption of the Multi-Managed Income/Equity Portfolio’s liabilities and shares of the Allocation Moderate Portfolio.

On the Closing Date, the Multi-Managed Income/Equity Portfolio will transfer to the Allocation Moderate Portfolio its assets in exchange solely for Class 1 and Class 3 shares of the Allocation Moderate Portfolio that are equal in value to the value of the net assets of the Multi-Managed Income/Equity Portfolio transferred to the Allocation Moderate Portfolio as of the Closing Date, as determined in accordance with the Allocation Moderate Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Portfolios, and the assumption by the Allocation Moderate Portfolio of the liabilities of the Multi-Managed Income/Equity Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Multi-Managed Income/Equity Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Multi-Managed Income/Equity Portfolio expects to distribute the shares of the Allocation Moderate Portfolio to the shareholders of the Multi-Managed Income/Equity Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Multi-Managed Income/Equity Portfolio will be redeemed in accordance with Massachusetts law and the Declaration of Trust of the Trust. Thereafter, the Multi-Managed Income will be terminated as a series of the Trust under Massachusetts law.

Each of the Portfolios has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Trust, on behalf of the Portfolios, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Portfolios and performance and compliance in all material respects with the Portfolios’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Information Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Multi-Managed Income/Equity Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Trust, on behalf of the relevant Portfolio.

Reasons for the Reorganization

The Board of Trustees evaluated the Reorganization and approved the Reorganization. The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•

The differences in the respective investment objectives of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio. The fact that certain strategies of the Multi-Managed Income/Equity Portfolio and Allocation Moderate Portfolio are compatible, while others are different. The Board of Trustees considered the principal differences in investment objective and investment strategy between the Allocation Moderate Portfolio and the Multi-Managed Income/Equity Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Multi-Managed Income/Equity Portfolio.

•	The expectation that the Combined Portfolio will have total annual operating expenses below those of the Multi-Managed Income/Equity Portfolio.

•

The personnel of SunAmerica who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other. The Trustees considered that the Acquiring Portfolio had a better long-term performance history, despite not having better performance over the most recent 1-year period.

•

The relative size of the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio, and the prospects for further growth and long-term viability of the Multi-Managed Income/Equity Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the Multi-Managed Income/Equity Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Multi-Managed Income/Equity Portfolio own immediately prior to the Reorganization, and that shareholders of the Multi-Managed Income/Equity Portfolio will not be diluted as a result of the Reorganization.

•

The fact that substantially all of the portfolio holdings of the Multi-Managed Income/Equity Portfolio would be sold before or immediately following the Reorganization and the estimated brokerage commissions and other portfolio transaction costs and capital gains, if any, relating to the realignment of the Multi-Managed Income/Equity Portfolio’s portfolio prior to, or immediately following, the Reorganization.

•

The fact that SunAmerica or its affiliates and the Target Portfolio will each pay half of the expenses incurred in connection with the Reorganization, including half of all direct and indirect expenses and out-of-pocket costs, other than any transaction costs relating to the sale of the Target Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder or Contract Owner would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•	The possible alternatives to the Reorganization.

For these and other reasons, the Board of Trustees unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Multi-Managed Income/Equity Portfolio and the interests of the Multi-Managed Income/Equity Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Trust’s Declaration of Trust and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the 1940 Act does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that each Reorganization is in the best interests of each Portfolio, shareholders are not being asked to vote on the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to interests in the Multi-Managed Income/Equity Portfolio held by the Separate Accounts and the holders of Variable Contracts issued by the Separate Accounts. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This discussion assumes that the Variable Contracts issued by the Separate Accounts are and remain qualified as Annuity Contracts. Owners of Variable Contracts should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust, on behalf of each Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Multi-Managed Income/Equity Portfolio or by the Allocation Moderate Portfolio upon the transfer of all of the assets of the Multi-Managed Income/Equity Portfolio to the Allocation Moderate Portfolio solely in exchange for the shares of the Allocation Moderate Portfolio and the assumption by the Allocation Moderate Portfolio of the liabilities of the Multi-Managed Income/Equity Portfolio; or upon the distribution of the shares of the Allocation Moderate Portfolio by the Multi-Managed Income/Equity Portfolio to its Life Company Holders in the subsequent termination of the Multi-Managed Income/Equity Portfolio.

•

No gain or loss will be recognized by a Life Company Holder of the Multi-Managed Income/Equity Portfolio that exchanges all of its shares of the Multi-Managed Income/Equity Portfolio solely for the shares of the Allocation Moderate Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Allocation Moderate Portfolio received by a Life Company Holder of the Multi-Managed Income/Equity Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Multi-Managed Income/Equity Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Allocation Moderate Portfolio received by a Life Company Holder of the Multi-Managed Income/Equity Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Multi-Managed Income/Equity Portfolio surrendered in exchange therefor.

•

The Allocation Moderate Portfolio’s tax basis in assets of the Multi-Managed Income/Equity Portfolio received by the Allocation Moderate Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Multi-Managed Income/Equity

Portfolio immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Multi-Managed Income/Equity Portfolio upon the transfer, and the Allocation Moderate Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Multi-Managed Income/Equity Portfolio except for any assets which may be marked to market for federal income taxes on the termination of the Multi-Managed Income/Equity Portfolio’s taxable year or on which gain was recognized upon the transfer to the Allocation Moderate Portfolio.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Allocation Moderate Portfolio and the Multi-Managed Income/Equity Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Multi-Managed Income/Equity Portfolio, the Allocation Moderate Portfolio, or the respective Separate Accounts of the Life Companies of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Multi-Managed Income/Equity Portfolio at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Allocation Moderate Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Multi-Managed Income/Equity Portfolio and its shareholders.

Effect on Owners of Variable Contracts

Contract Owners will not recognize gain or loss as a result of the Reorganization. As is the case with other distributions to the Separate Accounts of the Life Companies holding shares, owners of Variable Contracts will not be taxed on any distributions paid with respect to either Reorganization.

Effect on the Separate Accounts of the Life Companies

Prior to the Closing Date, the Multi-Managed Income/Equity Portfolio will declare a distribution to its Separate Accounts, if any, which together with all previous distributions, will have the effect of distributing to its Separate Accounts all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date. Contract Owners will not be directly affected by such Multi-Managed Income/Equity Portfolio distributions.

As discussed above, substantially all of the portfolio securities of the Multi-Managed Income/Equity Portfolio are expected to be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Multi-Managed Income/Equity Portfolio’s basis in such securities. Any capital gains recognized in such sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Combined Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in such sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Multi-Managed Income/Equity Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is this case with other distributions to the Separate Accounts of the Life Companies holding shares and owners of Variable Contracts will not be taxed on these distributions. SunAmerica also has advised that none of the Multi-Managed Income/Equity Portfolio or the Combined Portfolio will dispose of holdings in the Multi-Managed Income/Equity Portfolio’s or the Combined Portfolio’s portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes.

As a result of the Reorganization, the Allocation Moderate Portfolio will succeed to tax attributes, including capital loss carryforwards, if any, of the Multi-Managed Income/Equity Portfolio. The capital loss carryforwards of both Portfolios will be available to offset future capital gains recognized by the Combined Portfolio, subject to limitations under the Code. These limitations generally apply to a fund that experiences a greater than 50% ownership change as a result of a reorganization. In addition, pursuant to Section 381 of the Code, an acquiring fund generally may not use a target fund’s capital loss carryforwards to offset gains recognized during the portion of the year before the date of a reorganization, but may use such capital loss carryforwards to offset post-reorganization gains. To the extent these limitations apply, the Combined Portfolio may not be able to use all or a portion of a Portfolio’s capital loss carryforwards in a particular year, the effect of which may be to accelerate the recognition of taxable gains to the Combined Portfolio and its shareholders post-closing of the Reorganization. As of March 31, 2024, the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio had capital loss carryforwards in the amounts of $7,156,436 and $0, respectively. The Reorganization is not expected to result in an ownership change of the Portfolios. In addition, any limitation under Section 381 of the Code could delay the use of the Portfolios’ capital loss carryforwards.

Expenses of the Reorganization

It is currently estimated that the total expenses of the Reorganization will be approximately $164,000. SunAmerica and the Target Portfolio will split such expenses evenly, resulting in the Target Portfolio paying approximately $82,000 in expenses. However, SunAmerica or its affiliates will not pay any transaction costs relating to the sale of the Target Portfolio’s portfolio securities prior to or after the closing of the Reorganization as described in the Reorganization Agreement. All other expenses of the Reorganization shall be paid by the Target Portfolio. Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board of Trustees, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Information Statement/Prospectus; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

SunAmerica has estimated that the brokerage commission and other transactions costs associated with the pre-Reorganization repositioning will be $31,600. Neither of the Portfolios will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Allocation Moderate Portfolio will be passed on by Willkie Farr & Gallagher LLP and Morgan Lewis & Bockius LLP, special counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2024: (i) the unaudited capitalization of the Multi-Managed Income/Equity Portfolio; (ii) the unaudited capitalization of the Allocation Moderate Portfolio; and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Capitalization of Multi-Managed Income/Equity Portfolio, Allocation Moderate Portfolio

and Pro Forma Combined Portfolio as of September 30, 2024

Multi-Managed Income/Equity Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$4,708,518	$19,595,500	$13,629,393
Shares Outstanding:	546,847	2,278,575	1,584,000
Net Assets Per Share:	$8.61	$8.60	$8.60

Allocation Moderate Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$155,326	N/A	$286,914,933
Shares Outstanding:	14,818	N/A	27,510,691
Net Assets Per Share:	$10.48	N/A	$10.43

Pro Forma Adjustments

	Class 1	Class 2	Class 3
Net Assets(1)(2):	$19,542,962	$(19,595,500)	$(29,462)
Shares Outstanding(2):	1,869,800	(2,278,575)	—
Net Assets Per Share:	—	—	—

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets(1):	$24,406,806	N/A	$300,514,864
Shares Outstanding:	2,328,894	N/A	28,812,547
Net Assets Per Share:	$10.48	N/A	$10.43

(1)	Reflects pro forma adjustments of $82,000 for estimated one-time merger expense.
(2)	Reflects Class 2 Shares of the Multi-Managed Income/Equity Portfolio to be exchanged for Class 1 Shares of the Allocation Moderate Portfolio.

Shareholder Information

As of November 25, 2024, there were 4,325,087 shares of the Multi-Managed Income/Equity Portfolio outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Multi-Managed Income/Equity Portfolio. As of November 25, 2024, no person was known by the Multi-Managed Income/Equity Portfolio to own beneficially or of record 5% or more of any class of shares of the Multi-Managed Income/Equity Portfolio except as follows:

Name & Address	Seasons Managed Allocation Portfolios
Multi-Managed Income/Equity Portfolio (Class 1)	100%
Multi-Managed Income/Equity Portfolio (Class 2)	100%
Multi-Managed Income/Equity Portfolio (Class 3)	100%

The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

As of November 25, 2024, there were 26,836,413 shares of the Allocation Moderate Portfolio outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Allocation Moderate Portfolio. As of November 25, 2024, no person was known by the Allocation Moderate Portfolio to own beneficially or of record 5% or more of any class of shares of the Allocation Moderate Portfolio except as follows:

Name & Address	American General Life Insurance Company	The United States Life Insurance Company in the City of New York
Allocation Moderate Portfolio (Class 1)	100%	0%
Allocation Moderate Portfolio (Class 3)	88.8%	8.448%

American General Life Insurance Company is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. The United States Life Insurance Company in the City of New York is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

Fundamental Investment Restrictions

Each Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio do not consider investment companies to be an industry for purposes of this restriction and the investment by a Portfolio in an Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this    day of     , 2025, among and between       , a Massachusetts business trust (the “Trust”), on behalf of the          (the “Acquiring Fund”), the Trust, on behalf of the       (the “Target Fund,” and together with the Acquiring Fund, the “Funds”) and, solely with respect to Article IX, SunAmerica Asset Management, LLC. Each of the Acquiring Fund and Target Fund is designated as a legally separate series of the Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class 1 and Class 3 shares of the Acquiring Fund, as applicable (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Trust, on behalf of the Acquiring Fund, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Trust, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class 1 shares of the Acquiring Fund correspond to Class 1 shares and Class 2 shares of the Target Fund; Class 2 shares of the Acquiring Fund correspond to Class 2 shares of the Target Fund; and Class 3 shares of the Acquiring Fund correspond to Class 3 shares of the Target Fund, each as applicable.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by SunAmerica Asset Management, LLC, each Fund’s investment adviser (the “Adviser”), pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Trust, on behalf of the Acquiring Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date. Prior to the Closing Date, the Trust, on behalf of the Target Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Trust of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Trust shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Trust as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the

“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Trust on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Fund shall be terminated as a series of the Trust promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Concurrently with the Closing, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY TRUST. All actions expressed herein as being the obligations of the Acquiring Fund or the Target Fund will be taken by the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, respectively.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on April 28, 2025, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be transferred to or for the account of the Acquiring Fund as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, VALIC Retirement Services Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRUST AND THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Target Fund has been validly designated as a separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) If applicable, the Registration Statement on Form N-14 and the Combined Information Statement/Prospectus contained therein as so amended or supplemented

(the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to itself and the Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of March 31, 2024 the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [     ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended September 30, 2024 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended March 31, 2024 and the unaudited financial statements for the six months ended September 30, 2024, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by the Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2024 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since September 30, 2024, there has not been any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust has authorized shares of beneficial interest allocated to the Target Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Target Fund, as applicable. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the Trust, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE TRUST AND THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a) The Trust is a trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund has been validly established as a separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust and the Target Fund furnished to the Acquiring Fund by the Trust or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of March 31, 2024, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by [     ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended September 30, 2024 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended March 31, 2024 and the unaudited financial statements for the six months ended September 30, 2024, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE TRUST, THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Trust’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of each of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Trust shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders, if necessary. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Information Statement/Prospectus and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to each of the Trust and the Funds, will render an opinion on these matters. None of the Trust, the Acquiring Fund or the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Trust, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Trust, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Trust and the Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Trust, on behalf of the Target Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Target Fund, or the enforceability of the Agreement against the Trust and the Target Fund.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Acquiring Fund or the Target Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Fund:

8.1 [Reserved].

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Trust, the Acquiring Fund or the Target Fund, or the Adviser, Trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Trust shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Trust, on behalf of each of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Trust, on behalf of each of the Acquiring Fund and the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust, on behalf of each of the Acquiring Fund and the Target Fund may not waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates and the Target Fund shall each bear 50% of the direct and indirect expenses incurred in connection with the transactions contemplated by the provisions of this Agreement, excluding any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date, which shall be borne by the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund and the Target Fund. In addition, the Trust, on behalf of each of the Acquiring Fund and the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Target Fund, this Agreement is binding only upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

, on behalf of its series,
Portfolio

By:
Name:
Title:

, on behalf of its series,
Portfolio

By:
Name:
Title:

SunAmerica Asset Management, LLC,

solely with respect to Article IX

By:
Name:
Title:

M6579IN2 (1/25)

SEASONS SERIES TRUST

SA Multi-Managed Income/Equity Portfolio

SA Allocation Moderate Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 17, 2024

This Statement of Additional Information (the “SAI”) relates to the reorganization (“Reorganization”) of the SA Multi-Managed Income/Equity Portfolio (the “Multi-Managed Income/Equity Portfolio” or the “Target Portfolio”), a series of Seasons Series Trust (the “Trust”), into the SA Allocation Moderate Portfolio (the “Allocation Moderate Portfolio” or the “Acquiring Portfolio” and together with the Multi-Managed Income/Equity Portfolio, the “Portfolios” and each, a “Portfolio”), a series of the Trust.

This SAI contains information which may be of interest to shareholders of the Multi-Managed Income/Equity Portfolio relating to the Reorganization, but which is not included in the Combined Information Statement/Prospectus dated December 17, 2024 (the “Combined Information Statement/Prospectus”). As described in the Combined Information Statement/Prospectus, the Reorganization would involve the transfer of the assets and liabilities of the Multi-Managed Income/Equity Portfolio in exchange for the shares of the Allocation Moderate Portfolio. The Multi-Managed Income/Equity Portfolio will distribute the Allocation Moderate Portfolio shares it receives to its shareholders in complete liquidation of the Multi-Managed Income/Equity Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus. The Combined Information Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Allocation Moderate Portfolio, c/o Seasons Series Trust, 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367 or by calling 800.445.7862.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Information Statement/Prospectus.

Additional Information about the Multi-Managed Income/Equity Portfolio and the Allocation Moderate Portfolio	S-3

Financial Statements	S-3

Supplemental Financial Information	S-3

ADDITIONAL INFORMATION ABOUT

THE MULTI-MANAGED INCOME/EQUITY PORTFOLIO AND THE ALLOCATION MODERATE

PORTFOLIO

Incorporated by reference is the Statement of Additional Information, which includes each Portfolio, in the Registration Statement on Form N-1A of the Trust dated July 29, 2024, as filed with the Securities and Exchange Commission on July 26, 2024.

FINANCIAL STATEMENTS

This SAI incorporates by reference the audited financial statements and financial highlights of each Portfolio included in the Trust’s Annual Report to Shareholders on Form N-CSR for the fiscal year ended March 31, 2024 (the “Annual Financial Statements”), and the unaudited Semi-Annual Financial Statements of each Portfolio for the six-month period ended September 30, 2024 (the “Semi-Annual Financial Statements”). The Annual Financial Statements and the Semi-Annual Financial Statements contain historical financial information regarding the Portfolios. The Annual Financial Statements and the report of independent accountant therein with respect to each of the Portfolios (filed via EDGAR on June 7, 2024, Accession No. 0001193125-24-156687), and the Semi-Annual Financial Statements (filed via EDGAR on December 6, 2024, Accession No. 0000898430-24-001404), are incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Allocation Moderate Portfolio and the Multi-Managed Income/Equity Portfolio, and the fees and expenses of the Allocation Moderate Portfolio on a pro forma basis after giving effect to the Reorganization, is included in the section entitled “Summary – Fees and Expenses” of the Combined Information Statement/Prospectus.

The Reorganization will result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. It is expected that each security held by the Target Portfolio will be disposed of prior to the Reorganization. A pro forma schedule of investments of the Target Portfolio as of September 30, 2024, reflecting the anticipated changes to the Target Portfolio’s portfolio holdings in connection with the Reorganization is included below.

There are no material differences in accounting policies of the Multi-Managed Income/Equity Portfolio as compared to those of the Allocation Moderate Portfolio.

Schedule of Investments - Seasons Series Trust SA Multi-Managed Income/Equity Portfolio (7) September 30, 2024

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES — 20.6%
Advertising — 0.1%
Lamar Media Corp.
3.63%, 01/15/2031	$5,000	$4,570
4.88%, 01/15/2029	35,000	34,575

		39,145

Aerospace/Defense — 0.3%
Boeing Co.
2.95%, 02/01/2030	15,000	13,408
3.60%, 05/01/2034	5,000	4,261
5.93%, 05/01/2060	10,000	9,579
6.30%, 05/01/2029*	10,000	10,521
6.39%, 05/01/2031*	10,000	10,633
L3Harris Technologies, Inc.
5.05%, 06/01/2029	10,000	10,300
5.35%, 06/01/2034	20,000	20,806
Northrop Grumman Corp.
5.15%, 05/01/2040	15,000	15,234

		94,742

Agriculture — 0.2%
BAT Capital Corp.
5.83%, 02/20/2031	20,000	21,215
Philip Morris International, Inc.
5.13%, 02/15/2030	15,000	15,561
5.13%, 02/13/2031	10,000	10,394
5.38%, 02/15/2033	15,000	15,688
5.63%, 09/07/2033	27,000	28,742

		91,600

Apparel — 0.4%
Hanesbrands, Inc.
4.88%, 05/15/2026*	30,000	29,737
Tapestry, Inc.
7.05%, 11/27/2025	5,000	5,099
7.35%, 11/27/2028	15,000	15,763
7.70%, 11/27/2030	5,000	5,387
William Carter Co.
5.63%, 03/15/2027*	95,000	94,801

		150,787

Banks — 3.9%
Bank of America Corp.
1.90%, 07/23/2031	5,000	4,338
1.92%, 10/24/2031	50,000	43,082
2.57%, 10/20/2032	10,000	8,768
2.59%, 04/29/2031	45,000	40,808
2.69%, 04/22/2032	75,000	66,890
2.97%, 02/04/2033	10,000	8,955
5.47%, 01/23/2035	10,000	10,516
5.93%, 09/15/2027	30,000	30,891
Bank of New York Mellon Corp.
4.98%, 03/14/2030	5,000	5,164
5.06%, 07/22/2032	15,000	15,521
5.19%, 03/14/2035	15,000	15,573
6.32%, 10/25/2029	20,000	21,513
Citigroup, Inc.
1.28%, 11/03/2025	35,000	34,864
5.17%, 02/13/2030	15,000	15,409
Citizens Financial Group, Inc.
5.72%, 07/23/2032	15,000	15,556
5.84%, 01/23/2030	35,000	36,410
6.65%, 04/25/2035	5,000	5,490

Security Description	Shares or Principal Amount	Value

Banks (continued)
Comerica, Inc.
5.98%, 01/30/2030	$5,000	$5,154
Deutsche Bank AG
2.13%, 11/24/2026	150,000	145,258
Goldman Sachs Group, Inc.
2.62%, 04/22/2032	45,000	39,767
3.81%, 04/23/2029	10,000	9,804
5.05%, 07/23/2030	25,000	25,652
5.73%, 04/25/2030	20,000	21,019
HSBC Holdings PLC
5.21%, 08/11/2028	200,000	204,068
JPMorgan Chase & Co.
2.55%, 11/08/2032	3,000	2,639
2.58%, 04/22/2032	40,000	35,673
3.51%, 01/23/2029	15,000	14,649
3.70%, 05/06/2030	65,000	63,221
4.01%, 04/23/2029	15,000	14,840
5.00%, 07/22/2030	25,000	25,706
5.30%, 07/24/2029	20,000	20,694
5.34%, 01/23/2035	40,000	41,810
5.58%, 04/22/2030	25,000	26,240
6.07%, 10/22/2027	15,000	15,546
M&T Bank Corp.
5.05%, 01/27/2034	5,000	4,960
7.41%, 10/30/2029	55,000	60,245
Morgan Stanley
1.79%, 02/13/2032	25,000	21,162
2.24%, 07/21/2032	30,000	25,828
5.45%, 07/20/2029	5,000	5,196
5.66%, 04/18/2030	20,000	21,038
6.41%, 11/01/2029	10,000	10,746
Morgan Stanley VRS
3.59%, 07/22/2028(1)	25,000	24,496
Wells Fargo & Co.
2.57%, 02/11/2031	5,000	4,540
2.88%, 10/30/2030	25,000	23,188
3.00%, 10/23/2026	20,000	19,547
3.35%, 03/02/2033	24,000	21,940
4.90%, 07/25/2033	30,000	30,344
5.39%, 04/24/2034	10,000	10,372
5.50%, 01/23/2035	15,000	15,724
5.57%, 07/25/2029	55,000	57,222
6.49%, 10/23/2034	15,000	16,762

		1,464,798

Biotechnology — 0.2%
Amgen, Inc.
5.25%, 03/02/2033	33,000	34,355
Royalty Pharma PLC
2.15%, 09/02/2031	20,000	17,043
2.20%, 09/02/2030	15,000	13,136
3.55%, 09/02/2050	15,000	10,869
5.15%, 09/02/2029	10,000	10,257

		85,660

Building Materials — 0.3%
Builders FirstSource, Inc.
5.00%, 03/01/2030*	55,000	53,938
Standard Industries, Inc.
4.38%, 07/15/2030*	65,000	61,523
Trane Technologies Financing, Ltd.
5.10%, 06/13/2034	5,000	5,211

		120,672

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES (continued)
Chemicals — 0.1%
Celanese US Holdings LLC
6.17%, 07/15/2027	$20,000	$20,724
6.33%, 07/15/2029	5,000	5,302
6.55%, 11/15/2030	5,000	5,389
Sherwin-Williams Co.
4.50%, 06/01/2047	5,000	4,562

		35,977

Commercial Services — 0.5%
Block, Inc.
3.50%, 06/01/2031	15,000	13,678
6.50%, 05/15/2032*	45,000	46,859
Howard University
2.80%, 10/01/2030	5,000	4,507
2.90%, 10/01/2031	25,000	21,819
3.48%, 10/01/2041	10,000	7,839
Service Corp. International
3.38%, 08/15/2030	55,000	49,846
5.13%, 06/01/2029	37,000	36,950
5.75%, 10/15/2032	5,000	5,033

		186,531

Computers — 0.3%
Booz Allen Hamilton, Inc.
3.88%, 09/01/2028*	15,000	14,546
Gartner, Inc.
4.50%, 07/01/2028*	25,000	24,744
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	15,000	14,851
Insight Enterprises, Inc.
6.63%, 05/15/2032*	50,000	52,189

		106,330

Diversified Financial Services — 0.3%
Capital One Financial Corp.
1.88%, 11/02/2027	5,000	4,751
5.47%, 02/01/2029	10,000	10,251
7.62%, 10/30/2031	45,000	51,144
Discover Financial Services
7.96%, 11/02/2034	20,000	23,500
Synchrony Financial
5.94%, 08/02/2030	15,000	15,410

		105,056

Electric — 2.9%
AES Corp.
3.30%, 07/15/2025*	20,000	19,709
Alabama Power Co.
3.45%, 10/01/2049	25,000	19,234
4.15%, 08/15/2044	15,000	13,118
Ameren Corp.
5.00%, 01/15/2029	10,000	10,237
American Electric Power Co., Inc.
6.95%, 12/15/2054	20,000	21,283
Arizona Public Service Co.
5.55%, 08/01/2033	10,000	10,426
6.35%, 12/15/2032	5,000	5,497
Baltimore Gas & Electric Co.
5.65%, 06/01/2054	15,000	16,140
Cleco Corporate Holdings LLC
3.38%, 09/15/2029	13,000	11,923
Consolidated Edison Co. of New York, Inc.
3.20%, 12/01/2051	15,000	10,698

Security Description	Shares or Principal Amount	Value

Electric (continued)
Dominion Energy, Inc.
3.38%, 04/01/2030	$15,000	$14,217
Duke Energy Carolinas LLC
2.55%, 04/15/2031	15,000	13,483
Duke Energy Corp.
2.55%, 06/15/2031	10,000	8,840
4.85%, 01/05/2029	15,000	15,305
5.00%, 08/15/2052	5,000	4,734
5.80%, 06/15/2054	5,000	5,278
Duke Energy Indiana LLC
2.75%, 04/01/2050	20,000	13,134
Duke Energy Ohio, Inc.
5.55%, 03/15/2054	10,000	10,455
Duke Energy Progress LLC
3.70%, 10/15/2046	30,000	24,140
4.00%, 04/01/2052	10,000	8,353
4.38%, 03/30/2044	21,000	19,028
Edison International
4.13%, 03/15/2028	5,000	4,956
5.25%, 11/15/2028	15,000	15,412
6.95%, 11/15/2029	45,000	49,600
8.13%, 06/15/2053	15,000	15,750
Emera, Inc.
6.75%, 06/15/2076	15,000	15,086
Eversource Energy
3.38%, 03/01/2032	11,000	10,013
5.13%, 05/15/2033	30,000	30,509
5.50%, 01/01/2034	10,000	10,380
Georgia Power Co.
4.30%, 03/15/2042	8,000	7,283
Monongahela Power Co.
5.85%, 02/15/2034*	10,000	10,718
National Grid PLC
5.60%, 06/12/2028	5,000	5,221
Nextera Energy Capital Holdings, Inc.
2.25%, 06/01/2030	25,000	22,345
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/2027	10,000	9,497
Niagara Mohawk Power Corp.
5.29%, 01/17/2034*	25,000	25,503
NSTAR Electric Co.
5.40%, 06/01/2034	10,000	10,557
Ohio Edison Co.
5.50%, 01/15/2033*	15,000	15,599
Oncor Electric Delivery Co. LLC
5.65%, 11/15/2033	5,000	5,391
Pacific Gas & Electric Co.
2.50%, 02/01/2031	10,000	8,761
4.55%, 07/01/2030	45,000	44,652
5.25%, 03/01/2052	5,000	4,739
5.45%, 06/15/2027	10,000	10,238
5.90%, 06/15/2032	30,000	31,747
6.10%, 01/15/2029	15,000	15,837
6.15%, 01/15/2033	30,000	32,205
6.40%, 06/15/2033	20,000	21,860
PG&E Corp.
7.38%, 03/15/2055	5,000	5,244
Public Service Electric & Gas Co.
5.45%, 03/01/2054	10,000	10,617
Public Service Enterprise Group, Inc.
5.45%, 04/01/2034	5,000	5,208
6.13%, 10/15/2033	20,000	21,785

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES (continued)
Electric (continued)
Puget Energy, Inc.
2.38%, 06/15/2028	$20,000	$18,519
4.10%, 06/15/2030	17,000	16,377
4.22%, 03/15/2032	18,000	16,925
Sempra
3.70%, 04/01/2029	16,000	15,516
6.40%, 10/01/2054	20,000	20,038
Southern California Edison Co.
2.85%, 08/01/2029	15,000	14,083
5.20%, 06/01/2034	15,000	15,548
5.75%, 04/15/2054	5,000	5,348
5.88%, 12/01/2053	15,000	16,269
5.95%, 11/01/2032	5,000	5,442
Southern Co.
3.25%, 07/01/2026	30,000	29,480
4.85%, 03/15/2035	20,000	20,161
5.20%, 06/15/2033	20,000	20,725
Virginia Electric & Power Co.
2.45%, 12/15/2050	5,000	3,090
5.00%, 04/01/2033	26,000	26,633
5.00%, 01/15/2034	25,000	25,611
5.05%, 08/15/2034	5,000	5,133
5.35%, 01/15/2054	5,000	5,113
Wisconsin Power & Light Co.
5.38%, 03/30/2034	5,000	5,234
Xcel Energy, Inc.
1.75%, 03/15/2027	55,000	51,827
4.60%, 06/01/2032	13,000	12,879

		1,101,896

Engineering & Construction — 0.4%
GTP Acquisition Partners I LLC
3.48%, 06/15/2050*	160,000	158,205

Entertainment — 0.4%
Warnermedia Holdings, Inc.
4.05%, 03/15/2029	10,000	9,473
4.28%, 03/15/2032	40,000	35,533
5.05%, 03/15/2042	10,000	8,163
5.14%, 03/15/2052	61,000	47,048
WMG Acquisition Corp.
3.88%, 07/15/2030*	70,000	65,253

		165,470

Environmental Control — 0.3%
Clean Harbors, Inc.
4.88%, 07/15/2027*	90,000	88,723
Republic Services, Inc.
1.45%, 02/15/2031	10,000	8,381
5.20%, 11/15/2034	10,000	10,441
Veralto Corp.
5.35%, 09/18/2028	20,000	20,828

		128,373

Food — 0.1%
Conagra Brands, Inc.
4.85%, 11/01/2028	20,000	20,315
Tyson Foods, Inc.
5.40%, 03/15/2029	20,000	20,767
5.70%, 03/15/2034	5,000	5,268

		46,350

Security Description	Shares or Principal Amount	Value

Gas — 0.3%
KeySpan Gas East Corp.
5.99%, 03/06/2033*	$5,000	$5,242
NiSource, Inc.
3.49%, 05/15/2027	25,000	24,562
3.60%, 05/01/2030	14,000	13,443
5.35%, 04/01/2034	5,000	5,191
Southern California Gas Co.
5.20%, 06/01/2033	15,000	15,592
5.60%, 04/01/2054	30,000	31,801

		95,831

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.
6.30%, 02/15/2030	5,000	5,318

Healthcare-Products — 0.4%
Avantor Funding, Inc.
4.63%, 07/15/2028*	55,000	53,757
Hologic, Inc.
4.63%, 02/01/2028*	48,000	47,094
Smith & Nephew PLC
5.40%, 03/20/2034	10,000	10,400
Solventum Corp.
5.40%, 03/01/2029*	25,000	25,720
5.45%, 03/13/2031*	5,000	5,154

		142,125

Healthcare-Services — 0.8%
Centene Corp.
2.45%, 07/15/2028	5,000	4,605
4.63%, 12/15/2029	80,000	78,286
Cigna Group
5.00%, 05/15/2029	25,000	25,748
CommonSpirit Health
3.35%, 10/01/2029	5,000	4,764
Elevance Health, Inc.
5.38%, 06/15/2034	15,000	15,768
HCA, Inc.
3.38%, 03/15/2029	30,000	28,642
5.45%, 09/15/2034	5,000	5,145
5.60%, 04/01/2034	20,000	20,841
Humana, Inc.
5.38%, 04/15/2031	25,000	25,894
Kaiser Foundation Hospitals
2.81%, 06/01/2041	8,000	6,169
3.00%, 06/01/2051	10,000	7,171
UnitedHealth Group, Inc.
2.75%, 05/15/2040	27,000	20,666
3.50%, 08/15/2039	10,000	8,620
4.95%, 01/15/2032	15,000	15,514
4.95%, 05/15/2062	5,000	4,836
5.38%, 04/15/2054	20,000	20,791
5.75%, 07/15/2064	10,000	10,795
6.05%, 02/15/2063	5,000	5,661

		309,916

Home Builders — 0.1%
Taylor Morrison Communities, Inc.
5.13%, 08/01/2030*	14,000	13,909
5.75%, 01/15/2028*	40,000	40,699

		54,608

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES (continued)
Insurance — 0.4%
Aon Corp./Aon Global Holdings PLC
5.35%, 02/28/2033	$5,000	$5,224
Aon North America, Inc.
5.45%, 03/01/2034	25,000	26,248
Athene Global Funding
2.65%, 10/04/2031*	45,000	38,614
2.72%, 01/07/2029*	25,000	23,098
Athene Holding, Ltd.
5.88%, 01/15/2034	5,000	5,233
Equitable Financial Life Global Funding
1.80%, 03/08/2028*	40,000	36,609
Equitable Holdings, Inc.
4.35%, 04/20/2028	5,000	4,981
Marsh & McLennan Cos., Inc.
2.38%, 12/15/2031	13,000	11,377
4.75%, 03/15/2039	6,000	5,907

		157,291

Internet — 0.4%
Gen Digital, Inc.
5.00%, 04/15/2025*	45,000	44,743
6.75%, 09/30/2027*	25,000	25,687
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
5.25%, 12/01/2027*	82,000	81,699
Uber Technologies, Inc.
4.80%, 09/15/2034	5,000	4,993

		157,122

Investment Companies — 0.2%
Bain Capital Specialty Finance, Inc.
2.55%, 10/13/2026	75,000	71,160
New Mountain Finance Corp.
6.88%, 02/01/2029	10,000	10,123

		81,283

Iron/Steel — 0.0%
Cleveland-Cliffs, Inc.
7.00%, 03/15/2032*	5,000	5,055

Lodging — 0.0%
Las Vegas Sands Corp.
6.20%, 08/15/2034	15,000	15,707

Machinery-Diversified — 0.2%
AGCO Corp.
5.45%, 03/21/2027	10,000	10,202
5.80%, 03/21/2034	25,000	26,143
Otis Worldwide Corp.
2.57%, 02/15/2030	25,000	22,906

		59,251

Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030*	70,000	63,453
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/2029	10,000	8,904
2.80%, 04/01/2031	10,000	8,557
3.50%, 03/01/2042	10,000	6,949
6.55%, 06/01/2034	10,000	10,402
Comcast Corp.
2.89%, 11/01/2051	23,000	15,455
3.20%, 07/15/2036	6,000	5,151
3.25%, 11/01/2039	27,000	22,084

Security Description	Shares or Principal Amount	Value

Media (continued)
5.65%, 06/01/2054	$10,000	$10,679
Cox Communications, Inc.
2.60%, 06/15/2031*	25,000	21,529
5.45%, 09/01/2034*	20,000	20,253
Paramount Global
4.38%, 03/15/2043	32,000	23,676
5.25%, 04/01/2044	15,000	11,950
5.85%, 09/01/2043	5,000	4,361
6.88%, 04/30/2036	5,000	5,066
Sirius XM Radio, Inc.
4.00%, 07/15/2028*	25,000	23,586
4.13%, 07/01/2030*	45,000	40,809
Time Warner Cable LLC
4.50%, 09/15/2042	45,000	34,482
5.88%, 11/15/2040	30,000	27,205

		364,551

Mining — 0.3%
Glencore Funding LLC
5.37%, 04/04/2029*	25,000	25,843
5.63%, 04/04/2034*	40,000	41,745
6.38%, 10/06/2030*	30,000	32,611
Rio Tinto Alcan, Inc.
6.13%, 12/15/2033	15,000	16,742

		116,941

Oil & Gas — 1.7%
Apache Corp.
4.88%, 11/15/2027	30,000	29,986
BP Capital Markets America, Inc.
4.81%, 02/13/2033	30,000	30,401
4.89%, 09/11/2033	23,000	23,403
4.99%, 04/10/2034	15,000	15,326
5.23%, 11/17/2034	10,000	10,411
ConocoPhillips Co.
4.03%, 03/15/2062	15,000	12,090
5.55%, 03/15/2054	5,000	5,227
5.70%, 09/15/2063	15,000	15,998
Diamondback Energy, Inc.
5.40%, 04/18/2034	5,000	5,104
5.75%, 04/18/2054	5,000	5,038
5.90%, 04/18/2064	5,000	5,040
6.25%, 03/15/2033	15,000	16,177
Ecopetrol SA
4.63%, 11/02/2031	35,000	30,048
8.38%, 01/19/2036	55,000	56,237
8.63%, 01/19/2029	25,000	26,974
Energean Israel Finance, Ltd.
5.88%, 03/30/2031*	50,000	42,765
8.50%, 09/30/2033*	5,000	4,726
Equinor ASA
3.63%, 04/06/2040	20,000	17,267
Hess Corp.
7.13%, 03/15/2033	18,000	20,774
7.30%, 08/15/2031	23,000	26,338
Leviathan Bond, Ltd.
6.50%, 06/30/2027*	50,000	47,329
Ovintiv, Inc.
6.63%, 08/15/2037	5,000	5,365
7.38%, 11/01/2031	40,000	45,130
Patterson-UTI Energy, Inc.
5.15%, 11/15/2029	5,000	4,938
7.15%, 10/01/2033	10,000	10,768

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES (continued)
Oil & Gas (continued)
Phillips 66 Co.
5.25%, 06/15/2031	$15,000	$15,511
5.30%, 06/30/2033	20,000	20,617
Shell International Finance BV
2.88%, 11/26/2041	15,000	11,450
3.00%, 11/26/2051	2,000	1,395
3.25%, 04/06/2050	15,000	11,132
TotalEnergies Capital SA
4.72%, 09/10/2034	10,000	10,050
5.43%, 09/10/2064	15,000	15,096
5.64%, 04/05/2064	20,000	20,855
Viper Energy, Inc.
5.38%, 11/01/2027*	28,000	27,885

		646,851

Packaging & Containers — 0.3%
Ball Corp.
6.00%, 06/15/2029	85,000	87,967
Graphic Packaging International LLC
4.75%, 07/15/2027*	40,000	39,564

		127,531

Pharmaceuticals — 0.2%
AbbVie, Inc.
4.95%, 03/15/2031	10,000	10,398
5.40%, 03/15/2054	5,000	5,302
Bristol-Myers Squibb Co.
5.55%, 02/22/2054	10,000	10,594
CVS Health Corp.
2.70%, 08/21/2040	15,000	10,651
4.13%, 04/01/2040	5,000	4,283
5.05%, 03/25/2048	15,000	13,691
Eli Lilly & Co.
4.20%, 08/14/2029	5,000	5,048
4.60%, 08/14/2034	5,000	5,078

		65,045

Pipelines — 0.8%
Columbia Pipelines Holding Co. LLC
5.10%, 10/01/2031*	5,000	5,043
5.68%, 01/15/2034*	5,000	5,157
6.04%, 08/15/2028*	25,000	26,140
Columbia Pipelines Operating Co. LLC
6.04%, 11/15/2033*	10,000	10,670
Enbridge, Inc.
5.63%, 04/05/2034	25,000	26,220
5.70%, 03/08/2033	18,000	18,971
Energy Transfer LP
6.05%, 12/01/2026	15,000	15,526
6.40%, 12/01/2030	20,000	21,788
Enterprise Products Operating LLC
3.30%, 02/15/2053	5,000	3,575
EQM Midstream Partners LP
4.13%, 12/01/2026	35,000	34,550
Hess Midstream Operations LP
6.50%, 06/01/2029*	35,000	36,227
MPLX LP
5.50%, 06/01/2034	25,000	25,685
Oneok, Inc.
4.40%, 10/15/2029	5,000	4,983
4.75%, 10/15/2031	5,000	5,000
5.05%, 11/01/2034	10,000	9,954
5.85%, 11/01/2064	10,000	9,924

Security Description	Shares or Principal Amount	Value

Pipelines (continued)
ONEOK, Inc.
6.10%, 11/15/2032	$20,000	$21,530
Western Midstream Operating LP
4.75%, 08/15/2028	15,000	14,980
Whistler Pipeline LLC
5.70%, 09/30/2031*	15,000	15,529
5.95%, 09/30/2034*	10,000	10,355

		321,807

Private Equity — 0.1%
Brookfield Finance, Inc.
5.68%, 01/15/2035	30,000	31,488

REITS — 0.6%
American Tower Corp.
1.45%, 09/15/2026	15,000	14,201
2.40%, 03/15/2025	5,000	4,940
3.80%, 08/15/2029	10,000	9,729
Brandywine Operating Partnership LP
8.88%, 04/12/2029	10,000	11,052
Cousins Properties LP
5.88%, 10/01/2034	15,000	15,400
Crown Castle, Inc.
4.80%, 09/01/2028	33,000	33,376
5.00%, 01/11/2028	20,000	20,350
5.60%, 06/01/2029	10,000	10,453
NNN REIT, Inc.
5.50%, 06/15/2034	5,000	5,203
Piedmont Operating Partnership LP
6.88%, 07/15/2029	15,000	15,764
Regency Centers LP
5.25%, 01/15/2034	20,000	20,645
SBA Tower Trust
2.84%, 01/15/2050*	40,000	39,713
VICI Properties LP
4.95%, 02/15/2030	14,000	14,083

		214,909

Retail — 0.4%
AutoZone, Inc.
4.75%, 08/01/2032	9,000	9,033
5.40%, 07/15/2034	10,000	10,375
6.55%, 11/01/2033	10,000	11,180
FirstCash, Inc.
4.63%, 09/01/2028*	55,000	53,097
5.63%, 01/01/2030*	40,000	39,633
Home Depot, Inc.
5.30%, 06/25/2054	5,000	5,255
O’Reilly Automotive, Inc.
4.70%, 06/15/2032	5,000	5,040

		133,613

Semiconductors — 0.3%
Broadcom, Inc.
4.15%, 02/15/2028	25,000	24,974
5.05%, 07/12/2029	10,000	10,301
Intel Corp.
3.05%, 08/12/2051	7,000	4,483
3.10%, 02/15/2060	5,000	3,041
5.15%, 02/21/2034	10,000	10,104
5.70%, 02/10/2053	2,000	1,970
5.90%, 02/10/2063	7,000	7,026
Marvell Technology, Inc.
2.45%, 04/15/2028	13,000	12,133

Security Description	Shares or Principal Amount	Value

CORPORATE BONDS & NOTES (continued)
Semiconductors (continued)
NXP BV/NXP Funding LLC
5.35%, 03/01/2026	$15,000	$15,147
5.55%, 12/01/2028	10,000	10,381
Qorvo, Inc.
3.38%, 04/01/2031*	20,000	17,907

		117,467

Software — 0.8%
Constellation Software, Inc.
5.46%, 02/16/2034*	5,000	5,227
Fair Isaac Corp.
4.00%, 06/15/2028*	60,000	58,055
MSCI, Inc.
3.63%, 11/01/2031*	20,000	18,406
Open Text Corp.
3.88%, 12/01/2029*	70,000	65,071
6.90%, 12/01/2027*	10,000	10,548
Oracle Corp.
2.30%, 03/25/2028	20,000	18,782
3.60%, 04/01/2040	6,000	4,992
3.85%, 04/01/2060	18,000	13,550
4.90%, 02/06/2033	26,000	26,481
SS&C Technologies, Inc.
5.50%, 09/30/2027*	65,000	64,972

		286,084

Telecommunications — 0.4%
AT&T, Inc.
3.65%, 09/15/2059	2,000	1,451
3.80%, 12/01/2057	25,000	18,928
4.50%, 05/15/2035	10,000	9,738
Cisco Systems, Inc.
4.95%, 02/26/2031	15,000	15,679
5.35%, 02/26/2064	10,000	10,619
Nokia Oyj
6.63%, 05/15/2039	15,000	15,919
T-Mobile USA, Inc.
2.05%, 02/15/2028	25,000	23,289
4.70%, 01/15/2035	15,000	14,947
5.05%, 07/15/2033	15,000	15,375
5.75%, 01/15/2034	10,000	10,739

		136,684

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 11/01/2024*	35,000	34,919
4.00%, 07/15/2025*	10,000	9,938
5.35%, 03/30/2029*	5,000	5,163
5.75%, 05/24/2026*	20,000	20,362
6.05%, 08/01/2028*	5,000	5,263

		75,645

Total Corporate Bonds & Notes (cost $7,820,346)		7,803,715

ASSET BACKED SECURITIES — 4.7%
Auto Loan Receivables — 1.3%
American Credit Acceptance Receivables Trust
Series 2023-3, Class B 6.09%, 11/12/2027*	20,000	20,091
ARI Fleet Lease Trust
Series 2023-A, Class A2 5.41%, 02/17/2032*	50,251	50,383

Security Description	Shares or Principal Amount	Value

Auto Loan Receivables (continued)
Bridgecrest Lending Auto Securitization Trust
Series 2024-1, Class B 5.43%, 08/15/2028	$20,000	$20,167
Chesapeake Funding II LLC
Series 2023-1A, Class A1 5.65%, 05/15/2035*	64,932	65,490
Citizens Auto Receivables Trust
Series 2024-1, Class A4 5.03%, 10/15/2030*	20,000	20,367
DT Auto Owner Trust
Series 2023-2A, Class B 5.41%, 02/15/2029*	15,000	15,028
Exeter Automobile Receivables Trust
Series 2020-1A, Class D 2.73%, 12/15/2025*	1,912	1,910
Series 2023-3A, Class B 6.11%, 09/15/2027	9,000	9,036
Flagship Credit Auto Trust
Series 2023-1, Class B 5.05%, 01/18/2028*	10,000	10,033
Series 2023-2, Class B 5.21%, 05/15/2028*	19,000	19,091
GM Financial Consumer Automobile Receivables Trust
Series 2024-1, Class B 5.16%, 08/16/2029	5,000	5,110
OneMain Direct Auto Receivables Trust
Series 2023-1A, Class A 5.41%, 11/14/2029*	100,000	101,869
Prestige Auto Receivables Trust
Series 2022-1A, Class B 6.55%, 07/17/2028*	26,818	26,895
Santander Drive Auto Receivables Trust
Series 2023-1, Class B 4.98%, 02/15/2028	15,000	15,012
Series 2023-3, Class B 5.61%, 07/17/2028	30,000	30,387
Series 2023-4, Class B 5.77%, 12/15/2028	30,000	30,609
SBNA Auto Lease Trust
Series 2024-A, Class A4 5.24%, 01/22/2029*	10,000	10,126
SFS Auto Receivables Securitization Trust
Series 2023-1A, Class B 5.71%, 01/22/2030*	15,000	15,515
Westlake Automobile Receivables Trust
Series 2023-1A, Class B 5.41%, 01/18/2028*	10,000	10,049
World Omni Auto Receivables Trust
Series 2023-A, Class B 5.03%, 05/15/2029	15,000	15,223

		492,391

Home Equity — 0.4%
Asset Backed Securities Corp. Home Equity Loan Trust FRS
Series 2004-HE7, Class M2 6.54%, (TSFR1M+1.69%), 10/25/2034	2,476	2,458
Option One Mtg. Loan Trust FRS
Series 2006-3, Class 2A2 5.17%, (TSFR1M+0.31%), 02/25/2037	25,219	12,029

Security Description	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Home Equity (continued)
Soundview Home Loan Trust FRS
Series 2006-3, Class A4 5.47%, (TSFR1M+0.61%), 11/25/2036	$138,922	$130,570

		145,057

Other Asset Backed Securities — 3.0%
Aligned Data Centers Issuer LLC
Series 2023-1A, Class A2 6.00%, 08/17/2048*	45,000	45,911
Series 2022-1A, Class A2 6.35%, 10/15/2047*	60,000	60,612
CNH Equipment Trust
Series 2023-A, Class A4 4.77%, 10/15/2030	10,000	10,134
DLLAA LLC
Series 2023-1A, Class A3 5.64%, 02/22/2028*	15,000	15,350
Domino’s Pizza Master Issuer LLC
Series 2021-1A, Class A2I 2.66%, 04/25/2051*	48,625	44,798
Series 2019-1A, Class A2 3.67%, 10/25/2049*	48,000	45,643
Series 2018-1A, Class A2I 4.12%, 07/25/2048*	56,850	56,389
FirstKey Homes Trust
Series 2021-SFR1, Class A 1.54%, 08/17/2038*	94,797	90,076
Series 2022-SFR2, Class A 4.25%, 07/17/2039*	99,271	98,222
Navient Private Education Refi Loan Trust
Series 2021-FA, Class A 1.11%, 02/18/2070*	59,925	53,326
Pretium Mtg. Credit Partners LLC
Series 2022-NPL1, Class A1 2.98%, 01/25/2052*(2)	47,367	47,138
Series 2021-RN1, Class A1 4.99%, 02/25/2061*(2)	42,564	42,461
Securitized Asset Backed Receivables LLC Trust FRS
Series 2007-BR5, Class A2A 5.10%, (TSFR1M+0.24%), 05/25/2037	48,212	36,580
Stack Infrastructure Issuer LLC
Series 2023-2A, Class A2 5.90%, 07/25/2048*	40,000	40,619
Series 2024-1A, Class A2 5.90%, 03/25/2049*	25,000	25,660
Subway Funding LLC
Series 2024-1A, Class A2I 6.03%, 07/30/2054*	40,000	41,269
Summit Issuer LLC
Series 2020-1A, Class A2 2.29%, 12/20/2050*	25,000	24,144
Taco Bell Funding LLC
Series 2021-1A, Class A2II 2.29%, 08/25/2051*	105,127	94,432
VB-S1 Issuer LLC
Series 2024-1A, Class C2 5.59%, 05/15/2054*	30,000	30,487
Venture 42 CLO, Ltd. FRS
Series 2021-42A, Class A1A 6.69%, (TSFR3M+1.39%), 04/15/2034*	100,000	99,778

Security Description	Shares or Principal Amount	Value

Other Asset Backed Securities (continued)
VOLT XCIV LLC
Series 2021-NPL3, Class A1 5.24%, 02/27/2051*(2)	$27,342	$27,361
VOLT XCIX LLC
Series 2021-NPL8, Class A1 5.12%, 04/25/2051*(2)	30,081	29,914
VOLT XCVII LLC
Series 2021-NPL6, Class A1 5.24%, 04/25/2051*(2)	31,011	30,885
Wendy’s Funding LLC
Series 2018-1A, Class A2II 3.88%, 03/15/2048*	46,619	45,236

		1,136,425

Total Asset Backed Securities (cost $1,711,276)		1,773,873

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.1%
Commercial and Residential — 7.7%
1211 Avenue of the Americas Trust
Series 2015-1211, Class A1A2 3.90%, 08/10/2035*	120,000	117,823
Angel Oak Mtg. Trust VRS
Series 2020-R1, Class A1 0.99%, 04/25/2053*(1)	9,756	9,215
Series 2021-2, Class A1 0.99%, 04/25/2066*(1)	18,096	15,456
Series 2021-3, Class A1 1.07%, 05/25/2066*(1)	33,154	28,660
Series 2020-3, Class A1 1.69%, 04/25/2065*(1)	18,086	16,940
Series 2021-8, Class A1 1.82%, 11/25/2066*(1)	31,011	27,541
BANK
Series 2024-BNK47, Class A5 5.72%, 06/15/2057	60,000	64,886
BANK VRS
Series 2017-BNK8, Class XA 0.84%, 11/15/2050(1)(3)	805,481	14,687
Series 2019-BN20, Class XA 0.93%, 09/15/2062(1)(3)	886,631	29,058
Series 2024-BNK48, Class XA 1.42%, 09/15/2034(1)(3)	172,000	15,524
BBCMS Mtg. Trust
Series 2024-C26, Class A5 5.83%, 05/15/2057	40,000	43,609
Bear Stearns Adjustable Rate Mtg. Trust VRS
Series 2005-12, Class 12A1 5.46%, 02/25/2036(1)	23,977	21,138
Benchmark Mtg. Trust VRS
Series 2018-B4, Class XA 0.60%, 07/15/2051(1)(3)	312,978	4,236
Series 2018-B1, Class XA 0.66%, 01/15/2051(1)(3)	133,946	1,913
Series 2018-B8, Class XA 0.78%, 01/15/2052(1)(3)	891,831	18,586
Series 2019-B10, Class XA 1.38%, 03/15/2062(1)(3)	279,782	12,766
Series 2020-B22, Class XA 1.62%, 01/15/2054(1)(3)	162,451	11,804
Series 2020-B18, Class XA 1.91%, 07/15/2053(1)(3)	96,021	5,385

Security Description	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and Residential (continued)
BOCA Commercial Mtg. Trust FRS
Series 2024-BOCA, Class B 7.44%, (TSFR1M+2.34%), 08/15/2041*	$100,000	$99,875
BX Trust FRS
Series 2024-PAT, Class B 8.14%, (TSFR1M+3.04%), 03/15/2041*	10,000	10,019
Citigroup Mtg. Loan Trust, Inc. FRS
Series 2006-AR1, Class 3A1 5.33%, (H15T1Y+2.4%), 03/25/2036	11,184	10,601
COLT Mtg. Loan Trust VRS
Series 2021-1, Class A1 0.91%, 06/25/2066*(1)	28,977	24,819
Series 2021-3, Class A1 0.96%, 09/27/2066*(1)	66,444	55,099
Series 2021-HX1, Class A1 1.11%, 10/25/2066*(1)	63,958	54,484
Commercial Mtg. Trust
Series 2015-LC19, Class A4 3.18%, 02/10/2048	125,105	124,391
Series 2014-CR21, Class A3 3.53%, 12/10/2047	10,623	10,585
Series 2013-300P, Class A1 4.35%, 08/10/2030*	195,000	189,849
Commercial Mtg. Trust VRS
Series 2024-277P, Class B 7.23%, 08/10/2044*(1)	35,000	36,943
Connecticut Avenue Securities Trust FRS
Series 2024-R02, Class 1M2 7.08%, (SOFR30A+1.80%), 02/25/2044*	10,000	10,053
Series 2019-HRP1, Class M2 7.54%, (SOFR30A+2.26%), 11/25/2039*	3,570	3,594
Series 2023-R05, Class 1M2 8.36%, (SOFR30A+3.10%), 06/25/2043*	18,000	18,873
Series 2021-R01, Class 1B1 8.38%, (SOFR30A+3.10%), 10/25/2041*	56,600	58,323
Series 2022-R01, Class 1B1 8.43%, (SOFR30A+3.15%), 12/25/2041*	59,000	60,906
Series 2017-C01, Class 1M2 8.94%, (SOFR30A+3.66%), 07/25/2029	10,320	10,672
Series 2016-C07, Class 2M2 9.74%, (SOFR30A+4.46%), 05/25/2029	17,767	18,566
Countrywide Home Loan Mtg. Pass Through Trust
Series 2005-29, Class A1 5.75%, 12/25/2035	18,688	9,213
CSAIL Commercial Mtg. Trust
Series 2016-C6, Class ASB 2.96%, 01/15/2049	23,042	22,756
CSAIL Commercial Mtg. Trust VRS
Series 2015-C2, Class XA 0.84%, 06/15/2057(1)(3)	862,986	1,960
CSMC Trust VRS
Series 2021-NQM4, Class A1 1.10%, 05/25/2066*(1)	44,086	38,230
Series 2022-NQM1, Class A1 2.27%, 11/25/2066*(1)	80,994	73,616
Series 2017-FHA1, Class A1 3.25%, 04/25/2047*(1)	22,163	20,128
DBJPM Mtg. Trust
Series 2016-C3, Class A5 2.89%, 08/10/2049	125,000	120,605
Series 2016-C1, Class ASB 3.04%, 05/10/2049	24,942	24,638

Security Description	Shares or Principal Amount	Value

Commercial and Residential (continued)
DBJPM Mtg. Trust VRS
Series 2020-C9, Class XA 1.82%, 09/15/2053(1)(3)	$98,878	$4,740
DC Trust VRS
Series 2024-HLTN, Class A 5.93%, 04/13/2040*(1)	10,000	10,197
First Horizon Alternative Mtg. Securities Trust VRS
Series 2005-AA3, Class 3A1 6.57%, 05/25/2035(1)	17,180	15,818
GCAT Trust VRS
Series 2021-NQM2, Class A1 1.04%, 05/25/2066*(1)	47,692	40,827
GS Mtg. Securities Corp. II
Series 2012-BWTR, Class A 2.95%, 11/05/2034*	124,533	102,799
Series 2005-ROCK, Class A 5.37%, 05/03/2032*	30,445	30,135
GS Mtg. Securities Corp. Trust VRS
Series 2018-GS10, Class XA 0.45%, 07/10/2051(1)(3)	1,165,478	13,781
GS Mtg. Securities Trust VRS
Series 2020-GC45, Class XA 0.77%, 02/13/2053(1)(3)	980,433	25,460
GSR Mtg. Loan Trust VRS
Series 2007-AR1, Class 2A1 4.42%, 03/25/2047(1)	9,894	6,113
Series 2006-AR2, Class 3A1 5.95%, 04/25/2036(1)	3,078	1,855
Impac CMB Trust FRS
Series 2005-4, Class 1A1A 5.51%, (TSFR1M+0.38%), 05/25/2035	14,518	13,536
Imperial Fund Mtg. Trust
Series 2022-NQM2, Class A1 3.64%, 03/25/2067*(2)	80,736	76,618
JPMorgan Chase Commercial Mtg. Securities Trust
Series 2020-NNN, Class AFX 2.81%, 01/16/2037*	25,000	22,000
Merrill Lynch Mtg. Investors Trust VRS
Series 2005-A2, Class A2 5.52%, 02/25/2035(1)	4,673	4,427
Series 2005-A1, Class 2A1 6.55%, 12/25/2034(1)	3,909	3,974
MFA Trust VRS
Series 2021-NQM2, Class A1 1.03%, 11/25/2064*(1)	41,008	36,288
Series 2021-NQM1, Class A1 1.15%, 04/25/2065*(1)	21,438	20,021
Morgan Stanley Bank of America Merrill Lynch Trust VRS
Series 2014-C19, Class XA 1.06%, 12/15/2047(1)(3)	126,284	3
Morgan Stanley Capital I Trust VRS
Series 2017-H1, Class XA 1.45%, 06/15/2050(1)(3)	99,004	2,201
Morgan Stanley Mtg. Loan Trust
Series 2007-12, Class 3A22 6.00%, 08/25/2037	19,965	7,159
MortgageIT Trust FRS
Series 2005-4, Class A1 5.53%, (TSFR1M+0.67%), 10/25/2035	15,150	14,950

Security Description	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and Residential (continued)
New Residential Mtg. Loan Trust FRS
Series 2017-5A, Class A1 6.47%, (TSFR1M+1.61%), 06/25/2057*	$18,273	$18,508
New Residential Mtg. Loan Trust VRS
Series 2019-NQM4, Class A1 2.49%, 09/25/2059*(1)	12,996	12,306
Series 2016-2A, Class A1 3.75%, 11/26/2035*(1)	21,448	20,609
Series 2016-4A, Class A1 3.75%, 11/25/2056*(1)	20,608	19,682
Series 2017-4A, Class A1 4.00%, 05/25/2057*(1)	20,454	19,807
NMLT Trust VRS
Series 2021-INV1, Class A1 1.19%, 05/25/2056*(1)	60,581	52,085
NRP Mtg. Trust VRS
Series 2013-1, Class A1 3.25%, 07/25/2043*(1)	6,871	6,266
OBX Trust VRS
Series 2022-NQM1, Class A1 2.31%, 11/25/2061*(1)	70,721	63,660
PRPM LLC
Series 2021-9, Class A1 2.36%, 10/25/2026*(2)	53,105	53,111
Series 2021-5, Class A1 4.79%, 06/25/2026*(2)	63,410	63,130
Series 2021-3, Class A1 4.87%, 04/25/2026*(2)	37,608	37,477
Series 2021-4, Class A1 4.87%, 04/25/2026*(2)	56,512	56,425
SG Commercial Mtg. Securities Trust
Series 2020-COVE, Class A 2.63%, 03/15/2037*	95,000	88,553
SG Residential Mtg. Trust VRS
Series 2021-1, Class A1 1.16%, 07/25/2061*(1)	45,779	37,785
Starwood Mtg. Residential Trust VRS
Series 2021-3, Class A1 1.13%, 06/25/2056*(1)	46,810	40,228
Series 2021-6, Class A1 1.92%, 11/25/2066*(1)	71,579	63,045
Towd Point Mtg. Trust VRS
Series 2017-6, Class A1 2.75%, 10/25/2057*(1)	21,354	20,782
Series 2021-R1, Class A1 2.92%, 11/30/2060*(1)	86,636	78,359
Tyson Corner Mtg. Trust VRS
Series 2023-CRNR, Class A 6.80%, 12/10/2033*(1)	50,000	52,871
Verus Securitization Trust
Series 2021-7, Class A1 1.83%, 10/25/2066*(2)	69,022	61,885
Verus Securitization Trust VRS
Series 2021-R2, Class A1 0.92%, 02/25/2064*(1)	25,788	23,613
Wells Fargo Commercial Mtg. Trust VRS
Series 2015-NXS3, Class XA 1.02%, 09/15/2057(1)(3)	514,760	2,713
Series 2015-NXS1, Class D 4.22%, 05/15/2048(1)	10,000	9,197

Security Description	Shares or Principal Amount	Value

Commercial and Residential (continued)
Wells Fargo Mtg. Backed Securities Trust VRS
Series 2006-AR14, Class 2A1 7.40%, 10/25/2036(1)	$6,540	$5,880

		2,928,904

U.S. Government Agency — 2.4%
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs.
3.24%, 08/25/2027	79,000	77,545
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. VRS
Series K-1510, Class X1 0.64%, 01/25/2034(1)(3)	198,621	6,315
Series K064, Class X1 0.73%, 03/25/2027(1)(3)	332,786	4,104
Series K124, Class X1 0.81%, 12/25/2030(1)(3)	288,129	10,584
Series K122, Class X1 0.97%, 11/25/2030(1)(3)	98,680	4,209
Series K121, Class X1 1.12%, 10/25/2030(1)(3)	121,461	5,904
Series K114, Class X1 1.21%, 06/25/2030(1)(3)	228,120	11,997
Series K104, Class X1 1.23%, 01/25/2030(1)(3)	183,169	8,746
Series K111, Class X1 1.68%, 05/25/2030(1)(3)	98,918	7,120
Federal Home Loan Mtg. Corp. REMIC
Series 4216, Class KQ 1.70%, 10/15/2039	46	46
Series 3964, Class MD 2.00%, 01/15/2041	250	246
Series 5170, Class DP 2.00%, 07/25/2050	41,701	36,886
Series 4961, Class JB 2.50%, 12/15/2042	23,329	21,576
Series 3883, Class PB 3.00%, 05/15/2041	7,011	6,761
Federal Home Loan Mtg. Corp. SCRT
Series 2019-3, Class MV 3.50%, 10/25/2058	16,042	14,851
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk REMIC Trust FRS
Series 2022-DNA3, Class M1B 8.18%, (SOFR30A+2.90%), 04/25/2042*	20,000	20,686
Series 2021-HQA3, Class B1 8.63%, (SOFR30A+3.35%), 09/25/2041*	60,000	61,766
Series 2022-DNA4, Class M1B 8.63%, (SOFR30A+3.35%), 05/25/2042*	30,000	31,446
Series 2023-HQA2, Class M1B 8.63%, (SOFR30A+3.35%), 06/25/2043*	50,000	52,425
Series 2021-DNA6, Class B1 8.68%, (SOFR30A+3.40%), 10/25/2041*	60,000	61,861
Series 2022-HQA1, Class M1B 8.78%, (SOFR30A+3.50%), 03/25/2042*	10,000	10,486
Series 2023-HQA1, Class M1B 8.78%, (SOFR30A+3.50%), 05/25/2043*	50,000	52,928
Series 2022-HQA3, Class M1B 8.83%, (SOFR30A+3.55%), 08/25/2042*	10,000	10,552
Series 2021-DNA7, Class B1 8.93%, (SOFR30A+3.65%), 11/25/2041*	25,000	26,014
Series 2022-DNA6, Class M1B 8.98%, (SOFR30A+3.70%), 09/25/2042*	20,000	21,125

Security Description	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Series 2022-HQA2, Class M1B 9.28%, (SOFR30A+4.00%), 07/25/2042*	$20,000	$21,271
Series 2022-DNA5, Class M1B 9.78%, (SOFR30A+4.50%), 06/25/2042*	35,000	37,530
Federal National Mtg. Assoc.
Series 415, Class A3 STRIPS 3.00%, 11/25/2042	13,273	12,462
Federal National Mtg. Assoc. REMIC
Series 2013-77, Class BP 1.70%, 06/25/2043	3,105	3,054
Series 2011-117, Class MA 2.00%, 08/25/2040	135	134
Series 2012-21, Class PQ 2.00%, 09/25/2041	3,926	3,716
Series 2012-18, Class GA 2.00%, 12/25/2041	7,406	6,933
Series 2016-11, Class GA 2.50%, 03/25/2046	11,241	10,511
Series 2019-54, Class KC 2.50%, 09/25/2049	38,958	36,490
Series 2015-48, Class QB 3.00%, 02/25/2043	7,172	7,007
Series 2016-38, Class NA 3.00%, 01/25/2046	5,577	5,229
Series 2017-16, Class PB 3.00%, 03/25/2047	30,000	26,659
Series 2017-34, Class JK 3.00%, 05/25/2047	3,972	3,877
Series 2019-45, Class PT 3.00%, 08/25/2049	16,119	14,810
Series 2012-52, Class PA 3.50%, 05/25/2042	6,551	6,357
Series 2017-26, Class CG 3.50%, 07/25/2044	5,029	4,992
Series 2018-23, Class LA 3.50%, 04/25/2048	16,004	15,311
Series 2019-14, Class CA 3.50%, 04/25/2049	16,409	15,902
Series 2017-35, Class AH 3.50%, 04/25/2053	5,946	5,885
Series 2017-84, Class KA 3.50%, 04/25/2053	7,468	7,360
Series 2018-70, Class HA 3.50%, 10/25/2056	10,705	10,527
Series 2019-12, Class HA 3.50%, 11/25/2057	16,548	16,030
Series 2017-49, Class JA 4.00%, 07/25/2053	6,162	6,121
Series 2022-90, Class AY 4.50%, 12/25/2041	70,000	68,741
Government National Mtg. Assoc.
Series 2013-37, Class LG 2.00%, 01/20/2042	6,034	5,830
Series 2005-74, Class HA 7.50%, 09/16/2035	1	1
Series 2005-74, Class HB 7.50%, 09/16/2035	548	557

		919,476

Total Collateralized Mortgage Obligations (cost $4,212,330)		3,848,380

Security Description	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 32.7%
U.S. Government — 13.8%
United States Treasury Bonds
2.25%, 08/15/2046	$175,000	$125,282
2.50%, 02/15/2045(4)(5)	363,000	277,440
2.88%, 08/15/2045	400,000	325,109
3.00%, 11/15/2045 to 08/15/2052	685,000	554,865
3.13%, 08/15/2044	204,000	173,974
3.38%, 08/15/2042 to 11/15/2048	800,000	700,656
3.63%, 08/15/2043	295,000	273,198
4.13%, 08/15/2053	215,000	214,101
4.25%, 08/15/2054	655,000	668,816
United States Treasury Bonds TIPS
0.25%, 02/15/2050(6)	152,919	101,452
0.63%, 02/15/2043(6)	6,840	5,489
0.75%, 02/15/2045(6)	120,211	96,053
1.38%, 02/15/2044(6)	40,487	36,914
United States Treasury Notes
2.38%, 03/31/2029	490,000	465,557
3.13%, 08/31/2027	464,000	458,254
4.00%, 02/15/2034	395,000	401,789
4.50%, 11/15/2033	40,000	42,242
United States Treasury Notes TIPS
1.75%, 01/15/2034(6)	291,617	294,851

		5,216,042

U.S. Government Agency — 18.9%
Federal Home Loan Mtg. Corp.
2.00%, 03/01/2051	342,145	283,763
2.50%, 01/01/2028 to 12/01/2051	294,017	254,407
3.00%, 08/01/2027	4,051	3,975
3.50%, 03/01/2042 to 09/01/2043	30,426	29,070
4.00%, 09/01/2040 to 10/01/2043	17,888	17,621
4.50%, 01/01/2039 to 08/01/2052	309,528	304,673
5.00%, 05/01/2034 to 10/01/2052	326,428	326,993
5.50%, 05/01/2037 to 06/01/2037	2,591	2,678
6.50%, 05/01/2029 to 07/01/2035	834	867
Federal Home Loan Mtg. Corp. FRS
6.74%, (RFUCCT6M+1.49%), 02/01/2037	391	397
Federal National Mtg. Assoc.
2.00%, 04/01/2051 to 05/01/2051	1,027,288	854,623
2.50%, 04/01/2028 to 08/01/2052	364,371	319,139
2.66%, 03/01/2027	375,145	363,848
3.00%, 10/01/2027 to 06/01/2052	321,880	291,706
3.50%, 08/01/2043	48,289	45,927
4.00%, 11/01/2025	138	137
4.50%, 01/01/2039 to 12/01/2052	249,885	246,338
5.00%, 05/01/2035 to 07/01/2040	5,453	5,617
5.50%, 12/01/2029 to 06/01/2038	16,651	17,114
6.00%, 06/01/2026 to 05/01/2034	19,363	19,990
6.50%, 06/01/2035 to 10/01/2037	11,002	11,491
7.00%, 06/01/2037	3,182	3,413
Federal National Mtg. Assoc. FRS
6.67%, (RFUCCT1Y+1.57%), 05/01/2037	653	676
7.32%, (RFUCCT1Y+1.82%), 10/01/2040	774	807
Government National Mtg. Assoc.
2.00%, 12/20/2050	70,054	59,462
2.50%, 07/20/2051	401,740	354,195
3.00%, 04/20/2051 to 05/20/2051	234,996	214,563
3.00%, October 30 TBA	175,000	159,564
3.50%, October 30 TBA	660,000	620,036
4.00%, 09/15/2040 to 11/15/2040	21,594	21,253
4.50%, 02/15/2039 to 08/15/2041	34,704	34,942
5.50%, 05/15/2036	1,946	2,015

Security Description	Shares or Principal Amount		Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
6.00%, 09/15/2032 to 12/15/2033		$11,917	$12,473
7.00%, 07/15/2033 to 11/15/2033		3,095	3,213
Uniform Mtg. Backed Securities
1.50%, October 15 TBA		200,000	178,482
2.00%, October 15 TBA		200,000	182,951
4.00%, October 30 TBA		190,000	182,454
5.00%, October 30 TBA		200,000	199,867
5.50%, October 30 TBA		770,000	778,916
6.00%, October 30 TBA		743,000	759,367

			7,169,023

Total U.S. Government & Agency Obligations (cost $12,782,387)			12,385,065

FOREIGN GOVERNMENT OBLIGATIONS — 1.7%
Sovereign — 1.7%
Federative Republic of Brazil
10.00%, 01/01/2031	BRL	593,000	100,733
Government of Bulgaria
1.38%, 09/23/2050	EUR	15,000	10,102
4.88%, 05/13/2036	EUR	15,000	18,387
Government of Macedonia
3.68%, 06/03/2026*	EUR	100,000	109,402
Government of Romania
2.63%, 12/02/2040*	EUR	70,000	52,137
2.75%, 04/14/2041	EUR	60,000	45,041
5.88%, 01/30/2029*		42,000	43,016
Peruvian Government International Bond
5.38%, 02/08/2035		10,000	10,240
5.88%, 08/08/2054		15,000	15,723
Republic of Hungary
1.63%, 04/28/2032	EUR	80,000	75,698
Republic of Peru
3.00%, 01/15/2034		10,000	8,567
Republic of Philippines
1.75%, 04/28/2041	EUR	100,000	81,260
United Mexican States
4.75%, 03/08/2044		70,000	59,204
6.05%, 01/11/2040		6,000	6,061

Total Foreign Government Obligations (cost $749,045)			635,571

MUNICIPAL SECURITIES — 1.1%
Chicago Board of Education General Obligation Bonds
6.14%, 12/01/2039		15,000	14,673
6.32%, 11/01/2029		30,000	30,476
Chicago Transit Authority
Revenue Bonds 3.91%, 12/01/2040		10,000	8,927
County of Riverside, CA
Revenue Bonds 3.07%, 02/15/2028		80,000	77,805
Florida State Board of Administration Finance Corp.
Revenue Bonds 1.26%, 07/01/2025		75,000	73,209
Metropolitan Transportation Authority
Revenue Bonds 4.75%, 11/15/2045		35,000	36,270
Municipal Electric Authority of Georgia
Revenue Bonds 6.64%, 04/01/2057		14,000	15,986

Security Description	Shares or Principal Amount	Value
New York Transportation Development Corp.
Revenue Bonds 4.25%, 09/01/2035	$60,000	$58,720
Philadelphia Authority for Industrial Development
Revenue Bonds 6.55%, 10/15/2028	65,000	70,543
State of California
General Obligation Bonds 7.30%, 10/01/2039	10,000	12,039
Texas Natural Gas Securitization Finance Corp.
Series 2023-1, Class A1 5.10%, 04/01/2035	29,101	30,099

Total Municipal Securities (cost $437,602)		428,747

COMMON STOCKS — 32.7%
Advertising — 2.3%
Trade Desk, Inc., Class A†	8,157	894,415

Auto Manufacturers — 2.4%
Tesla, Inc.†	3,448	902,100

Biotechnology — 1.9%
Roivant Sciences, Ltd.†	14,437	166,603
Royalty Pharma PLC, Class A	20,312	574,626

		741,229

Commercial Services — 1.6%
Adyen NV*†	344	537,088
Block, Inc.†	965	64,781

		601,869

Computers — 0.5%
Crowdstrike Holdings, Inc., Class A†	689	193,244

Diversified Financial Services — 1.6%
Intercontinental Exchange, Inc.	3,724	598,223

Healthcare-Products — 1.1%
Danaher Corp.	1,505	418,420

Internet — 10.0%
Airbnb, Inc., Class A†	4,054	514,088
Amazon.com, Inc.†	3,154	587,685
DoorDash, Inc., Class A†	7,340	1,047,638
MercadoLibre, Inc.†	200	410,392
Shopify, Inc., Class A†	10,643	852,930
Uber Technologies, Inc.†	5,036	378,506

		3,791,239

REITS — 1.2%
American Tower Corp.	1,969	457,911

Retail — 0.7%
Floor & Decor Holdings, Inc., Class A†	2,026	251,568

Software — 8.4%
BILL Holdings, Inc.†	3,828	201,965
Cloudflare, Inc., Class A†	11,618	939,780
MicroStrategy, Inc., Class A†	3,435	579,141
Procore Technologies, Inc.†	3,333	205,713
ROBLOX Corp., Class A†	16,483	729,538
Snowflake, Inc., Class A†	4,496	516,410

		3,172,547

Security Description	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Transportation — 1.0%
Union Pacific Corp.	1,510	$372,185

Total Common Stocks (cost $9,736,432)		12,394,950

ESCROWS AND LITIGATION TRUSTS — 0.0%
Lehman Brothers Holdings, Inc. Escrow Notes 5.50%, 04/04/2016† (cost $0)	19,000	13

PURCHASED OPTIONS† — 0.0%
Purchased Options - Calls — 0.0%
Over the Counter call option on the USD vs. CNY (Expiration Date: 01/06/2025; Strike Price: CNY 7.69; Counterparty: Goldman Sachs International)	2,975,755	360
Over the Counter call option on the USD vs. CNY (Expiration Date: 03/25/2025; Strike Price: CNY 7.78; Counterparty: JPMorgan Chase Bank, N.A.)	2,982,568	1,438
Over the Counter call option on the USD vs. CNY (Expiration Date: 07/31/2025; Strike Price: CNY 7.77; Counterparty: JPMorgan Chase Bank, N.A.)	1,368,386	2,556
Over the Counter call option on the USD vs. CNY (Expiration Date: 09/01/2025; Strike Price: CNY 7.66; Counterparty: JPMorgan Chase Bank, N.A.)	1,514,792	4,422

Total Purchased Options (cost $36,160)		8,776

Total Long-Term Investment Securities (cost $37,485,578)		39,279,090

REPURCHASE AGREEMENTS — 3.6%
Bank of America Securities LLC Joint Repurchase Agreement	$270,000	270,000
Barclays Capital, Inc. Joint Repurchase Agreement	290,000	290,000
BNP Paribas SA Joint Repurchase Agreement	280,000	280,000
Deutsche Bank AG Joint Repurchase Agreement	270,000	270,000
RBS Securities, Inc. Joint Repurchase Agreement	270,000	270,000

Total Repurchase Agreements (cost $1,380,000)		1,380,000

TOTAL INVESTMENTS (cost $38,865,578)	107.2%	40,659,090
Other assets less liabilities	(7.2)	(2,725,679)

NET ASSETS	100.0%	$37,933,411

*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The SA Multi-Managed Income/Equity Portfolio has no right to demand registration of these securities. At September 30, 2024, the aggregate value of these securities was $7,025,583 representing 18.5% of net assets.

†	Non-income producing security
(1)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(2)	Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of September 30, 2024.
(3)	Interest Only
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open swap contracts.
(5)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(6)	Principal amount of security is adjusted for inflation.
(7)	Currently expected to dispose of all positions prior to the Reorganization.

CLO—Collateralized Loan Obligation

FRS—Floating Rate Security

H15T1Y—US Treasury Yield Curve Rate Note Constant Maturity 1 Year

REMIC—Real Estate Mortgage Investment Conduit

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

RFUCCT6M—Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month

SCRT—Structured Credit Risk Transfer

SOFR30A—US 30 Day Average Secured Overnight Financing Rate

STRIPS—Separate Trading of Registered Interest and Principal

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TIPS—Treasury Inflation Protected Securities

TSFR1M—Term Secured Overnight Financing Rate 1 Month

TSFR3M—Term Secured Overnight Financing Rate 3 Month

VRS—Variable Rate Security

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro Currency

The rates shown on FRS and/or VRS are the current interest rates at September 30, 2024 and unless noted otherwise, the dates shown are the original maturity dates.

Interest Rate Swaps

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Centrally Cleared	85,000	USD	Fixed 2.880%	12-Month SOFR	Annual	Annual	Mar 2053	$921	$6,087	$7,008
Centrally Cleared	155,000	USD	Fixed 2.970	12-Month SOFR	Annual	Annual	Mar 2053	475	9,760	10,235
Centrally Cleared	180,000	USD	Fixed 3.590	12-Month SOFR	Annual	Annual	Sep 2053	747	(9,610)	(8,863)
Centrally Cleared	50,000	USD	Fixed 3.743	12-Month SOFR	Annual	Annual	Jun 2035	—	(1,961)	(1,961)
Centrally Cleared	75,000	USD	Fixed 3.671	12-Month SOFR	Annual	Annual	Jun 2035	—	(2,496)	(2,496)
Centrally Cleared	70,000	USD	Fixed 3.657	12-Month SOFR	Annual	Annual	Jun 2035	(4)	(2,241)	(2,245)
Centrally Cleared	35,000	USD	Fixed 3.655	12-Month SOFR	Annual	Annual	Jun 2035	—	(1,115)	(1,115)
Centrally Cleared	40,000	USD	Fixed 3.647	12-Month SOFR	Annual	Annual	Jun 2035	—	(1,248)	(1,248)

								$2,139	$(2,824)	$(685)

Credit Default Swaps - Buyer(1)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount(2)	Currency	USD notional amount(2)	Pay fixed rate	Fixed payment frequency	Maturity date	Upfront payment paid (received)	Unrealized appreciation (depreciation)	Value(3)

Centrally Cleared	CDX Emerging Markets Index Series 41	$185,000	USD	$185,000	1.000%	Quarterly	Jun 2029	$6,544	$(2,470)	$4,074

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

SOFR—Secured Overnight Financing Rate

USD—United States Dollar

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation
2	Short	Euro-OAT	December 2024	$282,528	$282,383	$ 145
3	Short	U.S. Treasury Long Bonds	December 2024	374,730	372,563	2,167
2	Short	U.S. Treasury Ultra Bonds	December 2024	274,081	266,188	7,893

						$10,205

						Unrealized (Depreciation)
6	Long	Australian 10 Year Bonds	December 2024	$ 486,649	$ 482,823	$(3,826)
20	Long	U.S. Treasury 10 Year Notes	December 2024	2,297,977	2,285,626	(12,351)
17	Long	U.S. Treasury 2 Year Notes	December 2024	3,545,583	3,540,117	(5,466)
6	Long	U.S. Treasury 5 Year Notes	December 2024	661,250	659,297	(1,953)
3	Long	U.S. Treasury Ultra 10 Year Notes	December 2024	355,688	354,891	(797)
1	Short	Euro Buxl 30 Year Bonds	December 2024	149,919	151,700	(1,781)
25	Short	Euro-Schatz	December 2024	2,974,430	2,982,545	(8,115)

						$(34,289)

		Net Unrealized Appreciation (Depreciation)				$(24,084)

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

	Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America, N.A.		USD	3,578	BRL	20,000	12/18/2024	$60	$—

Credit Agricole SA		EUR	7,000	USD	7,825	12/18/2024	9	—

Deutsche Bank AG		EUR	322,000	USD	356,335	12/18/2024	—	(3,218)

Goldman Sachs International		BRL	568,000	USD	99,407	12/18/2024	—	(3,924)

Natwest Markets PLC		EUR	26,000	USD	29,029	12/18/2024	—	(4)

Unrealized Appreciation (Depreciation)							$69	$(7,146)

BRL—Brazilian Real

EUR—Euro Currency

USD—United States Dollar